UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2006 - January 31, 2007

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

> Annual Report

January 31, 2007

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

>	In a challenging interest rate environment, the Vanguard U.S. Government Bond Funds produced returns consistent with the performance of their respective market segments.

>	The yield curve remained relatively flat for much of the fiscal year, with little difference between the yields of the shortest- and longest-term bonds.

>	Five of the six U.S. Government Bond Funds outperformed their peer group averages during the year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	8
Short-Term Treasury Fund	13
Short-Term Federal Fund	26
Inflation-Protected Securities Fund	40
Intermediate-Term Treasury Fund	53
GNMA Fund	66
Long-Term Treasury Fund	78
About Your Fund’s Expenses	92
Glossary	94

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Short-Term Treasury Fund
Investor Shares	3.8%
Admiral™ Shares[1]	4.0
Lehman 1–5 Year Treasury Index	3.8
Average Short Treasury Fund[2]	3.6

Vanguard Short-Term Federal Fund
Investor Shares	4.3%
Admiral Shares	4.4
Lehman 1–5 Year Government Index	4.0
Average 1–5 Year Government Fund[2]	3.7

Vanguard Inflation-Protected Securities Fund
Investor Shares	0.4%
Admiral Shares	0.5
Institutional Shares[3]	0.6
Lehman Treasury Inflation Notes Index	0.6
Average Treasury Inflation Protected Securities Fund[2]	–0.1

Vanguard Intermediate-Term Treasury Fund
Investor Shares	3.2%
Admiral Shares	3.4
Lehman 5–10 Year Treasury Index	3.0
Average General Treasury Fund[2]	2.3

Vanguard GNMA Fund
Investor Shares	3.9%
Admiral Shares	4.0
Lehman GNMA Index	4.3
Average GNMA Fund[2]	3.4

Vanguard Long-Term Treasury Fund
Investor Shares	1.8%
Admiral Shares	2.0
Lehman Long Treasury Index	2.0
Average General Treasury Fund[2]	2.3

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended January 31, 2007, interest rates increased across the maturity spectrum, putting bond prices under pressure. The largest yield increases occurred among short-term issues, driven by the Federal Reserve Board’s monetary tightening during the first half of the fiscal year.

These dynamics were reflected in the performance of the Vanguard U.S. Government Bond Funds. For the funds’ Investor Shares, returns ranged from 0.4% for the Inflation-Protected Securities Fund to 4.3% for the Short-Term Federal Fund.

Yields increased for all six funds. The largest increase was in the Inflation-Protected Securities Fund, whose yield rose 0.56 percentage point to 2.39%; the smallest was in the GNMA Fund, whose yield increased 0.26 percentage point to 5.09%. Yields and returns were slightly higher in the funds’ Admiral and Institutional share classes. The yield of each fund’s Investor Shares on January 31, as well as the components of the 12-month total return, appear in the table on page 4. The Fund Profile pages in this report show yields for all share classes of each fund.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the

Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

CPI
Consumer Price Index	2.1%	3.0%	2.7%

returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Advisors steered the bond funds through a challenging environment

During the first half of the U.S. Government Bond Funds’ fiscal year, interest rates rose as the Fed’s short-term rate hikes rippled across the maturity spectrum. Bond prices declined in all six funds. Then in early summer, as inflation concerns subsided, longer-term bond prices crept upward, and yields declined. By the end of January, there was virtually no difference between the yields of a 2-year Treasury note and a 30-year Treasury bond.

Despite the back-and-forth, yields edged higher over the full 12 months. As interest rates increased, funds with shorter maturities held up better than the longer-term funds. The Short-Term Treasury Fund’s 3.8% return for Investor Shares reflected a healthy income return that offset a –0.5% capital return. The Short-Term Federal Fund returned 4.3% for Investor Shares, and was the only fund to experience capital appreciation (+0.1%). Both funds outperformed their peer-group averages.

The Intermediate-Term and Long-Term Treasury Funds, which are more sensitive to increases in interest rates, both posted negative capital returns during the year. Their strong income components, however, drove each fund to a positive total return. For Investor Shares, the Long-Term Treasury Fund returned 1.8% and the Intermediate-Term Treasury Fund returned 3.2%. With relatively little difference between the yields of short- and longer-term issues, investors found little incentive to buy long-term bonds.

The Inflation-Protected Securities Fund was the group’s laggard, with a 0.4% return for Investor Shares. The fund tends to have higher income volatility than the other U.S.

Yields and Returns
	SEC 30-Day Yields		Components of Total Returns
	on January 31,		Fiscal Year Ended January 31, 2007
Bond Fund (Investor Shares)	2006	2007	Capital	Income	Total
Short-Term Treasury	4.22%	4.73%	–0.5%	4.3%	3.8%
Short-Term Federal	4.41	4.87	0.1	4.2	4.3
Inflation-Protected Securities	1.83[1]	2.39[1]	–3.1	3.5	0.4
Intermediate-Term Treasury	4.33	4.67	–1.5	4.7	3.2
GNMA	4.83	5.09	–1.3	5.2	3.9
Long-Term Treasury	4.45	4.79	–3.1	4.9	1.8

1 Yields of inflation-protected securities tend to be lower than those of other bonds because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

Government Bond Funds because the principal value of its underlying bonds is adjusted to reflect inflation. This volatility was on prominent display toward the end of the year. As oil and gas prices retreated, the inflation rate used to adjust the value of the underlying securities turned negative. Their value was modestly reduced, in other words. This negative adjustment more than offset the fund's interest income for the fourth quarter. As a result, the fund paid no fourth-quarter dividend, and we reclassified a small portion (about 5%) of the income distributed during the first three quarters of the year as a return of capital.

The GNMA Fund returned 3.9% for Investor Shares, and outpaced its peer-group average. It also produced returns that were competitive with Treasury funds of like maturity, even as the slowdown in the housing market regularly made headline news. The fund’s advisor maintained relatively cautious positioning in terms of duration, showing a preference for shorter-term securities.

All the funds have established solid long-term records

Over the past decade, the Vanguard U.S. Government Bond Funds have outperformed the average returns of their peers. (The Inflation-Protected Securities Fund, which

Total Returns
Ten Years Ended January 31, 2007[1]
	Average	Final Value of a $10,000
Bond Fund (Investor Shares)	Annual Return	Initial Investment
Short-Term Treasury	4.9%	$16,071
Lehman 1–5 Year Treasury Index	5.0	16,214
Average Short Treasury Fund[2]	4.2	15,092
Short-Term Federal	5.0%	$16,267
Lehman 1–5 Year Government Index	5.1	16,382
Average 1–5 Year Government Fund[2]	4.3	15,218
Inflation-Protected Securities	7.4%	$16,056
Lehman Treasury Inflation Notes Index	7.6	16,227
Average Treasury Inflation Protected Securities Fund[2]	7.2	15,789
Intermediate-Term Treasury	6.1%	$18,124
Lehman 5–10 Year Treasury Index	6.2	18,188
Average General Treasury Fund[2]	5.9	17,694
GNMA	5.9%	$17,774
Lehman GNMA Index	6.0	17,940
Average GNMA Fund[2]	5.1	16,513
Long-Term Treasury	7.4%	$20,405
Lehman Long Treasury Index	7.6	20,883
Average General Treasury Fund[2]	5.9	17,694

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 For the Inflation-Protected Securities Fund, returns are since the fund’s inception on June 29, 2000.

2 Derived from data provided by Lipper Inc.

is less than a decade old, has outpaced its peer-group average since its June 2000 inception.)

In addition, the funds have nearly matched the returns of their market benchmarks, which are unmanaged indexes that make no real-world transactions and incur no operating costs.

The solid long-term performance of the funds is a credit to the skill and discipline of the advisors—Vanguard Fixed Income Group, which oversees the three Treasury Funds, the Inflation-Protected Securities Fund, and the Short-Term Federal Fund, and Wellington Management Company, LLP, which manages the GNMA Fund. The advisors’ efforts are aided by Vanguard’s low-cost structure, which enables a greater portion of each fund’s yield and total return to go to the shareholders.

The table on page 5 displays a snapshot of each fund’s performance over the long term. It shows the funds’ annualized returns along with the growth of a hypothetical $10,000 investment in each made at the start of the period. We show the same information for the funds’ comparative standards.

Unusual interest rates: Don’t adjust your dials

The U.S. Treasury yield curve traced an unusual path during the funds’ fiscal year. It was relatively flat for much of the year, and actually finished the period slightly inverted, meaning that short-term bonds paid higher rates than long-term bonds. In a yield curve with a “normal” shape, longer-term bonds will pay higher yields than short-term bonds, reflecting the view that long-term loans are more risky than short-term loans. The recent detour from the norm suggests uncertainty among bond investors about the near-term and longer-term outlook for the economy and inflation.

But an unusual rate environment is no reason to make changes in your bond fund line-up. Each of the Vanguard U.S. Government Bond Funds invests in a different segment of the government security market, and each is suited to fill a distinct role. As with any investment, it’s important to know what role your chosen fund plays in your portfolio and your overall investment strategy. It’s just as important to not alter your portfolio based on yesterday’s results or on predictions of tomorrow’s interest rates.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 12, 2007

Expense Ratios:[1]
Your fund compared with its peer group
	Investor	Admiral	Institutional	Peer
Bond Fund	Shares	Shares	Shares	Group
Short-Term Treasury	0.26%	0.10%	—	0.58%
Short-Term Federal	0.20	0.10	—	0.96
Inflation-Protected Securities	0.20	0.11	0.08%	0.92
Intermediate-Term Treasury	0.26	0.10	—	0.69
GNMA	0.21	0.11	—	1.03
Long-Term Treasury	0.26	0.10	—	0.69

Your Fund’s Performance at a Glance
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.31	$10.26	$0.436	$0.000
Admiral Shares	10.31	10.26	0.452	0.000
Short-Term Federal
Investor Shares	$10.25	$10.26	$0.420	$0.000
Admiral Shares	10.25	10.26	0.431	0.000
Inflation-Protected Securities
Investor Shares	$12.18	$11.80	$0.426[2]	$0.000
Admiral Shares	23.91	23.17	0.853[2]	0.000
Institutional Shares	9.74	9.44	0.350[2]	0.000
Intermediate-Term Treasury
Investor Shares	$10.85	$10.69	$0.499	$0.000
Admiral Shares	10.85	10.69	0.516	0.000
GNMA
Investor Shares	$10.29	$10.16	$0.522	$0.000
Admiral Shares	10.29	10.16	0.532	0.000
Long-Term Treasury
Investor Shares	$11.40	$10.99	$0.547	$0.054
Admiral Shares	11.40	10.99	0.564	0.054

1 Fund expense ratios reflect the 12 months ended January 31, 2007. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2006.

2 The income dividends for Vanguard Inflation-Protected Securities Fund include a return of capital. For Investor Shares, the amount is $0.019; for Admiral Shares, $0.038; and for Institutional Shares, $0.015.

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; the Inflation-Protected Securities Fund; and the Short-Term Federal Fund

During the fiscal year ended January 31, 2007, the Vanguard U.S. Government Bond Funds produced returns ranging from 0.4% (for the Inflation-Protected Securities Fund Investor Shares) to 4.4% (for the Short-Term Federal Fund Admiral Shares). All except the Long-Term Treasury Fund outperformed the average returns of their peers during the period.

The investment environment

The beginning of the funds’ fiscal year was marked by the retirement of Federal Reserve Board Chairman Alan Greenspan. As he prepared to depart, the Fed continued its streak of monetary policy adjustments, raising the federal funds target rate for the 14th consecutive time (to 4.50%). Despite this action, longer-term interest rates traded close to the federal funds target, leaving the yield curve relatively flat.

The flat yield curve suggested that investors believed the Fed’s latest increase might very well put an end to the monetary-tightening cycle and introduce a period of sustainable growth with low inflation. Whether you call it a “soft landing” or a “Goldilocks economy” (not too hot, not too cold), it was a fitting end to Chairman Greenspan’s career of public service.

As the new Fed chairman, Ben Bernanke, assumed his duties, inflation pressures began to build. Chairman Bernanke guided the fed funds rate higher, to 5.25%. Interest rates on Treasuries failed to keep pace with the rising fed funds rate, which ultimately surpassed Treasury yields.

Although inflation indicators remained elevated, the Fed’s models indicated that, over time, inflationary pressures would subside as the effects of past rate hikes worked their way through the economy. This led Fed officials to halt the series of rate hikes after June 29.

Weakness in interest-rate-sensitive sectors of the economy, particularly housing and the auto industry, exceeded expectations, exposing the vulnerability of the soft-landing scenario. The fixed income market quickly shifted gears, reversing the outlook for steady interest rates, and began preparing for the Fed to lower rates. Treasuries rallied and the yield curve inverted, with short-term Treasuries yielding more than long-term Treasuries.

Although the outlook remained uncertain at our fiscal year-end, the once-prevalent expectations of Fed easing had ended as a result of signs of stabilization in the housing sector and recent declines in energy costs. Inflation indicators remained elevated, but hinted at a movement in the right direction.

The management of the funds

In the Short-, Intermediate-, and Long-Term Treasury Funds, we periodically responded to changes in interest rates with slight adjustments in the funds’ duration levels. (Duration is a measure of a bond fund’s price sensitivity to changing interest rates. The longer a fund’s duration, the more sensitive it is to changes in rates.) We generally shortened duration levels when we thought interest rates were too low and extended durations when rates seemed too high.

The Intermediate-Term Treasury Fund returned 3.2% for Investor Shares and topped the 3.0% return of its benchmark. The Long-Term Treasury Fund’s Investor Shares returned 1.8%, trailing the 2.0% result of that fund’s benchmark.

In the Short-Term Treasury Fund, we reintroduced a “flattening bias,” focusing a greater portion of the portfolio’s investments in the 4- and 5-year maturity range. This allowed us to benefit from the yield-curve flattening that occurred in the second half of fiscal 2006. The fund’s Investor Shares returned 3.8%, keeping pace with the benchmark’s return.

The Short-Term Federal Fund returned 4.3% for Investor Shares and was the year’s top performer in this group of funds. We maintained a relatively short duration level, which contributed to the fund’s favorable performance versus its benchmark and its peers. The fund also benefited from our decisions regarding sector allocation and security selection.

Yields of U.S. Treasury Bonds
			Change
Maturity	Jan. 31, 2006	Jan. 31, 2007	(basis points)[1]
2 years	4.52%	4.93%	+41
3 years	4.48	4.86	+38
5 years	4.45	4.82	+37
10 years	4.52	4.82	+30
30 years	4.68	4.92	+24

1 One basis point equals 1/100 of a percentage point.

Source: Vanguard.

The Inflation-Protected Securities Fund posted a 0.4% return for Investor Shares, the fund’s lowest fiscal-year return since its inception in 2000. Energy prices declined significantly during the year, reducing the level of inflation reflected in the return of Treasury Inflation-Protected Securities (TIPS). At the same time, the “break-even” inflation rate (the rate that would give TIPS and Treasuries the same yield) declined during the period. This caused TIPS prices to fall relative to those of conventional Treasuries, as investors placed less value on inflation protection. The fund invested virtually all its assets in the TIPS market throughout the year.

Our investment outlook

In the current environment, with little difference between the yields of short-term and long-term bonds, we’re exercising care in our security selection. We’ve found little incentive to position the funds with characteristics radically divergent from those of their benchmarks.

As we approached the end of the fiscal period, we positioned the Short-, Intermediate-, and Long-Term Treasury Funds to have relatively neutral duration stances compared with their index benchmarks. The Short-Term Federal Fund was also positioned in the neutral duration range at the fiscal year-end. Late in the period, we increased our agency exposure in the Long-Term Treasury Fund. Agency issues make up a small portion of the portfolio’s assets, yet they had a significant impact on its total return during the year.

In the Inflation-Protected Securities Fund, we’ll continue to execute strategies designed to take advantage of new issue supply, as well as of changes in interest rates and inflation expectations. These strategies added value for the fund during the challenging environment of the past 12 months.

David R. Glocke, Principal

John W. Hollyer, Principal

Ronald M. Reardon, Principal

Kenneth E. Volpert, Principal

Vanguard Fixed Income Group

February 20, 2007

For the GNMA Fund

During the fiscal year ended January 31, Vanguard GNMA Fund returned 3.9% for Investor Shares and 4.0% for Admiral Shares. The fund topped the average return of competing GNMA funds but trailed the result of its benchmark index.

The investment environment

Interest rates drifted higher over the 12 months, although the bond market rallied in the second half of calendar 2006 on expectations that the Federal Reserve had completed its monetary tightening cycle. With interest rates seemingly settled into a range, investors looked toward a variety of higher-yielding securities. Demand for GNMAs, as well as corporate bonds and other mortgage-related securities, stayed strong, helping these sectors to generate superior returns versus plain old U.S.

Treasuries. Still, as rates moved higher over the full fiscal year, mortgage-backed issues struggled to match money market returns.

Nonetheless, mortgage-backed securities may benefit from an extension of today’s quiet bond environment. With gross yields of about 5.75%, GNMAs are once again above cash rates and competitive with the low yields offered within the riskier corporate bond market. The government guarantee that GNMAs carry is a particularly good trait today given the backdrop of a deteriorating housing market. Fortunately, the impact of weaker home prices and declining turnover is felt in GNMAs only through a modest change in the timing of expected cash flows. With most mortgages priced around par—meaning there is no front-end fee or special discount—the impact on yields is muted.

The fund’s successes

We resisted extending the fund’s duration toward an aggressive posture, and that has allowed us to weather the interest rate rise better than some other funds did. We continue to fine-tune our mortgage pass-through selection to amplify two very different characteristics.

In discount mortgages, we work to identify pools in which homeowners continue to pay down principal a little faster than average. It might sound counterintuitive, but when mortgages trade below par, more prepayments are actually beneficial and boost the security’s yield. Premium mortgages are those that lose from quicker prepayments. However, higher mortgage rates generally tend to make investors less worried about a pickup in refinancing.

We have also found several opportunities to switch into mortgages that were originated a few years ago or have low outstanding loan balances. These homeowners are unlikely to refinance even if rates return to the prior lows because refinancing costs would generally outstrip the benefits. Think of this as a low-cost insurance policy against a surprising and dramatic drop in yields.

The fund’s shortfalls

As might be expected in a period when riskier securities were generally preferred, GNMAs failed to keep up with the mortgage securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation or with those issued by private mortgage originators. The fund’s focus on GNMAs was not optimal, though the opportunity cost was fairly meager and should be modest even if today’s risk-seeking environment is sustained.

The fund’s positioning

We anticipate extending the fund’s duration should mortgage rates pierce 6% again, but we are not in a rush to do so. With the economy in fairly good shape and inflation concerns continuing, we think it unlikely that the Federal Reserve will lower short-term rates in the near future. So for the time being, we see no need to alter the fund’s interest rate positioning from its current “neutral-to-defensive” range. In the absence of a traditional steep yield curve, investors do not increase income by taking on more interest rate risk.

We would rather reduce overall prepayment risk by continuing to be highly selective in the mortgage pass-through securities we purchase. Although the GNMA Fund is a high-quality income fund and rather insensitive to headlines in the housing market, further disruptions in the home finance industry could actually provide good opportunities to maneuver our holdings and find mortgages with special traits. We are willing to broaden our search beyond standard 30-year pass-throughs, although the opportunities remaining within the GNMA sector are limited.

To preserve a stable and attractive level of income while seeking a competitive total return, we may also look for opportunities in the Treasury market from time to time to complement our GNMA selections.

Thomas L. Pappas, CFA, Senior Vice President and Partner

Michael F. Garrett, Vice President

Wellington Management Company, LLP

February 16, 2007

Short-Term Treasury Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	31	72	7,158
Yield		—	—
Investor Shares	4.7%
Admiral Shares	4.9%
Yield to Maturity	5.0%[3]	4.9%	5.5%
Average Coupon	4.6%	4.3%	5.4%
Average Effective Maturity	2.4 years	2.5 years	7.0 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.2 years	2.3 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.86
Beta	0.78	0.42

Sector Diversification[6] (% of portfolio)

Treasury/Agency	99%
Short-Term Reserves	1

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–3 Years	66
3–5 Years	35
Over 5 Years	–2[7]

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1–5 Year Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

7 Reflects a short futures position being used for duration-management purposes.

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Treasury Fund Investor Shares	3.82%	3.31%	4.86%	$16,071
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman 1–5 Year Treasury Index	3.83	3.17	4.95	16,214
Average Short Treasury Fund[1]	3.62	2.59	4.20	15,092

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Short-Term Treasury Fund Admiral Shares	3.98%	3.46%	4.06%	$126,778
Lehman Aggregate Bond Index	4.28	4.88	5.38	136,702
Lehman 1–5 Year Treasury Index	3.83	3.17	3.88	125,483

1 Derived from data provided by Lipper Inc.

2 February 13, 2001.

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	1.1%	6.0%	7.1%	7.9%
1999	1.2	5.5	6.7	6.9
2000	–4.0	5.2	1.2	1.3
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007	–0.5	4.3	3.8	3.8

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/28/1991	3.77%	3.36%	0.41%	4.47%	4.88%
Admiral Shares	2/13/2001	3.93	3.51	0.35[2]	3.73[2]	4.08[2]

1 Lehman 1–5 Year Treasury Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (91.9%)
	U.S. Treasury Note	4.625%	2/29/08	135,000	134,410
	U.S. Treasury Note	4.875%	4/30/08	200,000	199,626
	U.S. Treasury Note	2.625%	5/15/08	248,500	241,239
	U.S. Treasury Note	4.875%	5/31/08	455,000	454,149
	U.S. Treasury Note	4.875%	8/31/08	110,000	109,794
	U.S. Treasury Note	4.625%	9/30/08	76,700	76,280
	U.S. Treasury Note	4.875%	10/31/08	460,000	459,209
1	U.S. Treasury Note	4.625%	11/30/08	438,000	435,538
	U.S. Treasury Note	4.500%	2/15/09	40,000	39,669
	U.S. Treasury Note	4.875%	5/15/09	11,000	10,991
	U.S. Treasury Note	4.000%	4/15/10	209,035	203,941
	U.S. Treasury Note	4.375%	12/15/10	198,000	194,907
	U.S. Treasury Note	4.875%	4/30/11	30,500	30,552
	U.S. Treasury Note	5.125%	6/30/11	205,000	207,435
	U.S. Treasury Note	4.875%	7/31/11	50,000	50,110
	U.S. Treasury Note	4.625%	8/31/11	53,600	53,173
	U.S. Treasury Note	4.625%	10/31/11	70,200	69,597
	U.S. Treasury Note	4.500%	11/30/11	160,000	157,774
	U.S. Treasury Note	4.625%	12/31/11	95,000	94,154
					3,222,548
Agency Bonds and Notes (6.3%)
2	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	20,000	20,695
2	Federal National Mortgage Assn.	7.250%	1/15/10	20,000	21,157
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	5.100%	6/30/07	2,286	2,282
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	10,909	11,371
	Private Export Funding Corp.	3.400%	2/15/08	45,000	44,154
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,616
	Private Export Funding Corp.	7.200%	1/15/10	7,100	7,492
	Private Export Funding Corp.	7.250%	6/15/10	64,080	68,189
	Private Export Funding Corp.	6.070%	4/30/11	29,000	29,978
					222,934

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mortgage-Backed Securities (0.1%)
[2,3] Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	1,208	1,207
[2,3] Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	801	819
[2,3] Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	2,249	2,304
				4,330
Total U.S. Government and Agency Obligations
(Cost $3,468,198)				3,449,812
Temporary Cash Investments (0.6%)
Repurchase Agreements
Deutsche Bank Securities, Inc.
(Dated 1/31/07, Repurchase Value $10,001,000,
collateralized by Federal Home Loan Mortgage Corp.
4.375%, 7/17/15)	5.260%	2/1/07	10,000	10,000
Goldman, Sachs & Co.
(Dated 1/31/07, Repurchase Value $9,247,000,
collateralized by Federal Home Loan Mortgage Corp.
5.500%, 7/18/16, Federal National Mortgage Assn.
5.150%, 11/21/07)	5.260%	2/1/07	9,246	9,246
Total Temporary Cash Investments
(Cost $19,246)				19,246
Total Investments (98.9%)
(Cost $3,487,444)				3,469,058
Other Assets and Liabilities (1.1%)
Other Assets—Note B				93,954
Liabilities				(55,309)
				38,645
Net Assets (100%)				3,507,703

Short-Term Treasury Fund

At January 31, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	3,582,675
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(56,567)
Unrealized Depreciation
Investment Securities	(18,386)
Futures Contracts	(19)
Net Assets	3,507,703

Investor Shares—Net Assets
Applicable to 129,490,750 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,328,288
Net Asset Value Per Share—Investor Shares	$10.26

Admiral Shares—Net Assets
Applicable to 212,464,631 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,179,415
Net Asset Value Per Share—Admiral Shares	$10.26

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $2,237,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3 The average or expected maturity is shorter than the final maturity shown due to the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest[1]	152,720
Total Income	152,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	271
Management and Administrative
Investor Shares	2,881
Admiral Shares	1,287
Marketing and Distribution
Investor Shares	315
Admiral Shares	489
Custodian Fees	50
Auditing Fees	25
Shareholders’ Reports
Investor Shares	84
Admiral Shares	7
Trustees’ Fees and Expenses	4
Total Expenses	5,413
Net Investment Income	147,307
Realized Net Gain (Loss)
Investment Securities Sold	(28,235)
Futures Contracts	2,718
Realized Net Gain (Loss)	(25,517)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	9,231
Futures Contracts	(179)
Change in Unrealized Appreciation (Depreciation)	9,052
Net Increase (Decrease) in Net Assets Resulting from Operations	130,842

1 Interest income from an affiliated company of the fund was $2,147,000.

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	147,307	109,124
Realized Net Gain (Loss)	(25,517)	(22,899)
Change in Unrealized Appreciation (Depreciation)	9,052	(22,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,842	63,955
Distributions
Net Investment Income
Investor Shares	(56,583)	(50,814)
Admiral Shares	(90,724)	(58,310)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(147,307)	(109,124)
Capital Share Transactions—Note E
Investor Shares	(34,099)	(462,799)
Admiral Shares	225,518	381,823
Net Increase (Decrease) from Capital Share Transactions	191,419	(80,976)
Total Increase (Decrease)	174,954	(126,145)
Net Assets
Beginning of Period	3,332,749	3,458,894
End of Period	3,507,703	3,332,749

Short-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.31	$10.45	$10.64	$10.79	$10.54
Investment Operations
Net Investment Income	.436	.331	.279	.271	.405
Net Realized and Unrealized Gain (Loss) on Investments	(.050)	(.140)	(.190)	.020	.361
Total from Investment Operations	.386	.191	.089	.291	.766
Distributions
Dividends from Net Investment Income	(.436)	(.331)	(.279)	(.271)	(.405)
Distributions from Realized Capital Gains	—	—	—	(.170)	(.111)
Total Distributions	(.436)	(.331)	(.279)	(.441)	(.516)
Net Asset Value, End of Period	$10.26	$10.31	$10.45	$10.64	$10.79

Total Return	3.82%	1.86%	0.85%	2.74%	7.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$1,369	$1,854	$2,028	$2,200
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.24%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.24%	3.19%	2.65%	2.52%	3.70%
Portfolio Turnover Rate	114%	93%	108%	125%	165%

Short-Term Treasury Fund

Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.31	$10.45	$10.64	$10.79	$10.54
Investment Operations
Net Investment Income	.452	.348	.292	.285	.419
Net Realized and Unrealized Gain (Loss) on Investments	(.050)	(.140)	(.190)	.020	.361
Total from Investment Operations	.402	.208	.102	.305	.780
Distributions
Dividends from Net Investment Income	(.452)	(.348)	(.292)	(.285)	(.419)
Distributions from Realized Capital Gains	—	—	—	(.170)	(.111)
Total Distributions	(.452)	(.348)	(.292)	(.455)	(.530)
Net Asset Value, End of Period	$10.26	$10.31	$10.45	$10.64	$10.79

Total Return	3.98%	2.02%	0.97%	2.88%	7.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,179	$1,964	$1,605	$1,657	$1,933
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.40%	3.35%	2.77%	2.65%	3.83%
Portfolio Turnover Rate	114%	93%	108%	125%	165%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Short-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $339,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $56,586,000 to offset future net capital gains of $3,475,000 through January 31, 2013, $11,999,000 through January 31, 2014, $30,553,000 through January 31, 2015, and $10,559,000 through January 31, 2016.

At January 31, 2007, the cost of investment securities for tax purposes was $3,487,444,000. Net unrealized depreciation of investment securities for tax purposes was $18,386,000, consisting of unrealized gains of $1,881,000 on securities that had risen in value since their purchase and $20,267,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year Treasury Note	(540)	56,447	(19)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Treasury Fund

D. During the year ended January 31, 2007, the fund purchased $3,965,387,000 of investment securities and sold $3,672,017,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	378,933	36,912	375,186	36,160
Issued in Lieu of Cash Distributions	50,835	4,949	45,030	4,344
Redeemed	(463,867)	(45,178)	(883,015)	(85,100)
Net Increase (Decrease)—Investor Shares	(34,099)	(3,317)	(462,799)	(44,596)
Admiral Shares
Issued	726,143	70,694	868,308	83,753
Issued in Lieu of Cash Distributions	79,592	7,748	50,476	4,872
Redeemed	(580,217)	(56,484)	(536,961)	(51,774)
Net Increase (Decrease)—Admiral Shares	225,518	21,958	381,823	36,851

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Short-Term Federal Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	46	631	7,158
Yield		—	—
Investor Shares	4.9%
Admiral Shares	5.0%
Yield to Maturity	5.2%[3]	5.0%	5.5%
Average Coupon	5.1%	4.5%	5.4%
Average Effective Maturity	2.6 years	2.5 years	7.0 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.2 years	2.2 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	2%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.86
Beta	0.84	0.45

Sector Diversification[6] (% of portfolio)

Government Mortgage-Backed	17%
Treasury/Agency	81
Short-Term Reserves	2

Distribution by Maturity (% of portfolio)

Under 1 Year	14%
1–3 Years	52
3–5 Years	25
Over 5 Years	9

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1–5 Year Government Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Federal Fund Investor Shares	4.29%	3.32%	4.99%	$16,267
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman 1–5 Year Government Index	4.04	3.32	5.06	16,382
Average 1–5 Year Government Fund[1]	3.65	2.74	4.29	15,218

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Short-Term Federal Fund Admiral Shares	4.39%	3.40%	4.07%	$126,862
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman 1–5 Year Government Index	4.04	3.32	4.01	126,475

1 Derived from data provided by Lipper Inc.

2 February 12, 2001.

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	0.8%	6.3%	7.1%	7.9%
1999	0.7	5.9	6.6	6.9
2000	–4.0	5.6	1.6	1.3
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007	0.1	4.2	4.3	4.0

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	12/31/1987	4.32%	3.39%	0.33%	4.69%	5.02%
Admiral Shares	2/12/2001	4.42	3.47	0.27[2]	3.83[2]	4.10[2]

1 Lehman 1–5 Year Government Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 35 and 36 for dividend and capital gains information.

Short-Term Federal Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.2%)
U.S. Government Securities (2.3%)
	U.S. Treasury Note	3.875%	5/15/09	15,000	14,670
	U.S. Treasury Note	3.625%	7/15/09	47,400	46,030
					60,700
Agency Bonds and Notes (76.6%)
1	Federal Home Loan Bank	3.625%	2/16/07	80,000	79,945
1	Federal Home Loan Bank	3.375%	2/15/08	50,000	49,038
1	Federal Home Loan Bank	4.875%	3/5/08	100,000	99,558
1	Federal Home Loan Bank	3.875%	2/13/09	20,000	19,483
1	Federal Home Loan Bank	4.250%	5/15/09	32,000	31,443
1	Federal Home Loan Bank	4.625%	2/18/11	50,000	49,156
1	Federal Home Loan Mortgage Corp.	4.000%	8/17/07	50,000	49,658
1	Federal Home Loan Mortgage Corp.	4.625%	8/22/08	75,000	74,296
1	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	100,000	99,582
1	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	21,500	21,776
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	50,000	52,713
1	Federal Home Loan Mortgage Corp.	4.750%	10/4/10	25,000	24,678
1	Federal Home Loan Mortgage Corp.	5.000%	10/18/10	50,000	49,579
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	100,000	100,586
1	Federal Home Loan Mortgage Corp.	5.450%	11/21/13	50,000	49,741
1	Federal Home Loan Mortgage Corp.	5.375%	1/9/14	50,000	49,640
[1,2]	Federal National Mortgage Assn.	5.250%	4/15/07	69,500	69,490
1	Federal National Mortgage Assn.	3.800%	1/18/08	100,000	98,615
1	Federal National Mortgage Assn.	4.750%	2/1/08	59,920	59,579
1	Federal National Mortgage Assn.	5.750%	2/15/08	96,000	96,466
1	Federal National Mortgage Assn.	6.000%	5/15/08	37,000	37,351
1	Federal National Mortgage Assn.	5.250%	6/15/08	100,000	100,057
1	Federal National Mortgage Assn.	3.250%	8/15/08	50,000	48,589
1	Federal National Mortgage Assn.	4.000%	1/26/09	50,000	48,905
1	Federal National Mortgage Assn.	4.875%	4/15/09	50,000	49,773
1	Federal National Mortgage Assn.	7.250%	1/15/10	100,000	105,784
1	Federal National Mortgage Assn.	4.625%	6/1/10	100,000	98,276
1	Federal National Mortgage Assn.	7.125%	6/15/10	157,975	167,733
1	Federal National Mortgage Assn.	5.125%	4/15/11	50,000	50,060
	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	0.000%[3]	9/20/07	13,000	13,059
	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	0.000%[3]	9/20/07	8,000	8,036

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Private Export Funding Corp.	5.750%	1/15/08	5,125	5,144
Private Export Funding Corp.	6.670%	9/15/09	17,000	17,616
				1,975,405
Mortgage-Backed Securities (18.3%)
Conventional Mortgage-Backed Securities (12.6%)
[1,4] Federal Home Loan Mortgage Corp.	5.500%	2/1/16–11/1/17	36,184	36,109
[1,4] Federal Home Loan Mortgage Corp.	6.500%	9/1/11	1,611	1,620
[1,4] Federal Home Loan Mortgage Corp.	7.500%	2/1/08	207	208
[1,4] Federal National Mortgage Assn.	5.000%	8/1/20–2/1/22	179,399	175,492
[1,4] Federal National Mortgage Assn.	5.500%	3/1/22	35,000	34,836
[1,4] Federal National Mortgage Assn.	6.000%	4/1/17	11,043	11,197
[1,4] Federal National Mortgage Assn.	6.300%	9/1/36	19,991	20,310
[1,4] Federal National Mortgage Assn.	6.435%	9/1/36	18,470	18,858
[1,4] Federal National Mortgage Assn.	6.500%	10/1/10–9/1/16	19,520	19,918
[1,4] Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	1,081	1,099
[1,4] Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	3,822	3,951

Nonconventional Mortgage-Backed Securities (5.7%)
[1,4] Federal Home Loan Mortgage Corp.	3.711%	8/1/33	6,255	6,125
[1,4] Federal Home Loan Mortgage Corp.	5.989%	5/1/36	10,939	10,965
[1,4] Federal National Mortgage Assn.	3.478%	10/1/33	10,160	9,939
[1,4] Federal National Mortgage Assn.	3.623%	8/1/33	8,281	8,124
[1,4] Federal National Mortgage Assn.	3.707%	8/1/33	2,808	2,759
[1,4] Federal National Mortgage Assn.	3.709%	9/1/33	24,039	23,593
[1,4] Federal National Mortgage Assn.	3.716%	7/1/33	5,474	5,383
[1,4] Federal National Mortgage Assn.	3.721%	6/1/33	9,803	9,649
[1,4] Federal National Mortgage Assn.	3.799%	8/1/33	11,145	10,959
[1,4] Federal National Mortgage Assn.	3.801%	9/1/33	11,595	11,398
[1,4] Federal National Mortgage Assn.	3.824%	7/1/33	11,855	11,668
[1,4] Federal National Mortgage Assn.	4.312%	8/1/34	7,373	7,248
[1,4] Federal National Mortgage Assn.	4.320%	6/1/34	30,021	29,491
				470,899
Total U.S. Government and Agency Obligations
(Cost $2,532,729)				2,507,004
Temporary Cash Investments (8.6%)
Repurchase Agreements
Barclays Capital Inc.
(Dated 1/31/07, Repurchase Value $31,005,000,
collateralized by Federal Home Loan Mortgage
Corp. Discount Note, 3/6/07)	5.260%	2/1/07	31,000	31,000
BNP Paribas Securities Corp.
(Dated 1/31/07, Repurchase Value $31,005,000,
collateralized by Federal Home Loan Bank
Discount Note, 2/21/07)	5.260%	2/1/07	31,000	31,000
Citigroup Global Markets, Inc.
(Dated 1/31/07, Repurchase Value $31,005,000,
collateralized by Federal Home Loan Mortgage
Corp. 4.750%, 1/18/11)	5.260%	2/1/07	31,000	31,000

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse Securities (USA) LLC
(Dated 1/31/07, Repurchase Value $31,005,000,
collateralized by Federal Home Loan Mortgage
Corp. 4.500%–7.000%, 3/15/10–1/15/13)	5.260%	2/1/07	31,000	31,000
Deutsche Bank Securities, Inc.
(Dated 1/31/07, Repurchase Value $31,005,000,
collateralized by Federal Home Loan Bank
5.625%, 3/14/36)	5.260%	2/1/07	31,000	31,000
Goldman, Sachs & Co.
(Dated 1/31/07, Repurchase Value $33,748,000,
collateralized by Federal National Mortgage Assn.
4.625%–6.000%, 5/15/08–10/15/13)	5.260%	2/1/07	33,743	33,743
UBS Securities LLC
(Dated 1/31/07, Repurchase Value $32,005,000,
collateralized by Federal Home Loan Mortgage Corp.
4.750%–6.750%, 11/17/15–3/15/31)	5.270%	2/1/07	32,000	32,000
Total Temporary Cash Investments
(Cost $220,743)				220,743
Total Investments (105.8%)
(Cost $2,753,472)				2,727,747
Other Assets and Liabilities (–5.8%)
Other Assets—Note B				31,801
Payables for Investment Securities Purchased				(167,557)
Other Liabilities				(14,705)
				(150,461)
Net Assets (100%)				2,577,286

Short-Term Federal Fund

At January 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	2,645,270
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(41,456)
Unrealized Depreciation
Investment Securities	(25,725)
Futures Contracts	(803)
Net Assets	2,577,286

Investor Shares—Net Assets
Applicable to 147,609,885 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,514,297
Net Asset Value Per Share—Investor Shares	$10.26

Admiral Shares—Net Assets
Applicable to 103,616,869 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,062,989
Net Asset Value Per Share—Admiral Shares	$10.26

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Securities with a value of $750,000 have been segregated as initial margin for open futures contracts.

3 Zero coupon redeemable at a price above par. Yield to maturity is 3.248%.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest[1]	112,835
Total Income	112,835
Expenses
The Vanguard Group—Note B
Investment Advisory Services	212
Management and Administrative
Investor Shares	2,509
Admiral Shares	633
Marketing and Distribution
Investor Shares	375
Admiral Shares	254
Custodian Fees	41
Auditing Fees	27
Shareholders’ Reports
Investor Shares	55
Admiral Shares	14
Trustees’ Fees and Expenses	3
Total Expenses	4,123
Net Investment Income	108,712
Realized Net Gain (Loss)
Investment Securities Sold	(17,454)
Futures Contracts	(725)
Realized Net Gain (Loss)	(18,179)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,509
Futures Contracts	(1,151)
Change in Unrealized Appreciation (Depreciation)	21,358
Net Increase (Decrease) in Net Assets Resulting from Operations	111,891

1 Interest income from an affiliated company of the fund was $2,210,000.

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	108,712	97,183
Realized Net Gain (Loss)	(18,179)	(20,109)
Change in Unrealized Appreciation (Depreciation)	21,358	(22,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	111,891	54,983
Distributions
Net Investment Income
Investor Shares	(64,714)	(67,763)
Admiral Shares	(43,998)	(29,420)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(108,712)	(97,183)
Capital Share Transactions—Note E
Investor Shares	(173,050)	(686,463)
Admiral Shares	67,830	315,253
Net Increase (Decrease) from Capital Share Transactions	(105,220)	(371,210)
Total Increase (Decrease)	(102,041)	(413,410)
Net Assets
Beginning of Period	2,679,327	3,092,737
End of Period	2,577,286	2,679,327

Short-Term Federal Fund

Financial Highlights

Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.25	$10.39	$10.60	$10.67	$10.50
Investment Operations
Net Investment Income	.420	.340	.291	.304	.423
Net Realized and Unrealized Gain (Loss) on Investments	.010	(.140)	(.189)	(.046)	.302
Total from Investment Operations	.430	.200	.102	.258	.725
Distributions
Dividends from Net Investment Income	(.420)	(.340)	(.291)	(.311)	(.424)
Distributions from Realized Capital Gains	—	—	(.021)	(.017)	(.131)
Total Distributions	(.420)	(.340)	(.312)	(.328)	(.555)
Net Asset Value, End of Period	$10.26	$10.25	$10.39	$10.60	$10.67

Total Return	4.29%	1.96%	0.98%	2.45%	7.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,514	$1,686	$2,403	$2,604	$2,902
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.10%	3.29%	2.77%	2.86%	3.90%
Portfolio Turnover Rate	89%	51%	49%	81%	136%

Short-Term Federal Fund

Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.25	$10.39	$10.60	$10.67	$10.50
Investment Operations
Net Investment Income	.431	.350	.300	.310	.428
Net Realized and Unrealized Gain (Loss) on Investments	.010	(.140)	(.189)	(.046)	.302
Total from Investment Operations	.441	.210	.111	.264	.730
Distributions
Dividends from Net Investment Income	(.431)	(.350)	(.300)	(.317)	(.429)
Distributions from Realized Capital Gains	—	—	(.021)	(.017)	(.131)
Total Distributions	(.431)	(.350)	(.321)	(.334)	(.560)
Net Asset Value, End of Period	$10.26	$10.25	$10.39	$10.60	$10.67

Total Return	4.39%	2.06%	1.06%	2.51%	7.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,063	$993	$690	$662	$669
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.17%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.20%	3.39%	2.86%	2.91%	3.94%
Portfolio Turnover Rate	89%	51%	49%	81%	136%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Short-Term Federal Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The cost of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $250,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $42,299,000 to offset future net capital gains of $20,017,000 through January 31, 2014, $18,913,000 through January 31, 2015, and $3,369,000 through January 31, 2016

At January 31, 2007, the cost of investment securities for tax purposes was $2,753,472,000. Net unrealized depreciation of investment securities for tax purposes was $25,725,000, consisting of unrealized gains of $3,370,000 on securities that had risen in value since their purchase and $29,095,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	561	114,216	(540)
5-Year Treasury Note	550	57,492	(263)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Federal Fund

D. During the year ended January 31, 2007, the fund purchased $1,868,092,000 of investment securities and sold $2,073,675,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	308,589	30,156	377,351	36,599
Issued in Lieu of Cash Distributions	57,648	5,630	59,828	5,808
Redeemed	(539,287)	(52,727)	(1,123,642)	(109,090)
Net Increase (Decrease)—Investor Shares	(173,050)	(16,941)	(686,463)	(66,683)
Admiral Shares
Issued	346,637	33,905	612,561	59,450
Issued in Lieu of Cash Distributions	35,570	3,474	22,483	2,185
Redeemed	(314,377)	(30,729)	(319,791)	(31,072)
Net Increase (Decrease)—Admiral Shares	67,830	6,650	315,253	30,563

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Inflation-Protected Securities Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	21	20	7,158
Yield[3]		—	—
Investor Shares	2.4%
Admiral Shares	2.5%
Institutional Shares	2.5%
Average Coupon	2.5%	2.5%	5.4%
Average Effective Maturity	10.1 years	10.2 years	7.0 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	6.6 years	6.6 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.11%
Institutional Shares	0.08%
Short-Term Reserves	0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.73
Beta	0.97	1.33

Sector Diversification (% of portfolio)

Treasury	100%

Distribution by Maturity (% of portfolio)

1–5 Years	22%
5–10 Years	49
10–20 Years	17
20–30 Years	12

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Treasury Inflation Notes Index.

2 Lehman Aggregate Bond Index.

3 Yields of inflation-protected securities tend to be lower than those of bonds because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

4 Moody’s Investors Service.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2007			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Inflation-Protected Securities Fund
Investor Shares	0.43%	6.95%	7.45%	$16,056
Lehman Aggregate Bond Index	4.28	4.88	6.25	14,912
Lehman Treasury Inflation Notes Index	0.55	7.09	7.62	16,227
Average Treasury Inflation Protected
Securities Fund[2]	–0.06	6.55	7.18	15,789

			Final Value
		Since	of a $100,000
	One Year	Inception[1]	Investment
Inflation-Protected Securities Fund Admiral Shares	0.53%	0.94%	$101,549
Lehman Aggregate Bond Index	4.28	2.95	104,892
Lehman Treasury Inflation Notes Index	0.55	0.94	101,550

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
Inflation-Protected Securities Fund
Institutional Shares	0.57%	3.59%	$5,584,363
Lehman Aggregate Bond Index	4.28	3.61	5,588,723
Lehman Treasury Inflation Notes Index	0.55	3.64	5,593,173

1 Inception dates are: for Investor Shares, June 29, 2000; for Admiral Shares, June 10, 2005; and for Institutional Shares, December 12, 2003.

2 Derived from data provided by Lipper Inc.

Inflation-Protected Securities Fund

Fiscal-Year Total Returns (%): June 29, 2000–January 31, 2007
			Investor Shares	Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2001	5.3%	2.8%	8.1%	8.3%
2002	1.9	4.3	6.2	6.3
2003	12.1	4.5	16.6	16.8
2004	4.8	3.9	8.7	8.8
2005	2.2	4.8	7.0	7.2
2006	–2.7	5.5	2.8	2.8
2007	–3.1	3.5	0.4	0.6

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	6/29/2000	0.43%	7.04%	3.01%	4.51%	7.52%
Admiral Shares	6/10/2005	0.52	0.91[2]	—	—	—
Institutional Shares	12/12/2003	0.46	3.62[2]	—	—	—

1 Lehman Treasury Inflation Notes Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 47–49 for dividend and capital gains information.

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government Securities (99.5%)
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/25	965,820	1,025,990
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/26	367,300	349,473
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/27	200,000	198,869
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/28	429,575	644,557
U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/29	284,400	437,866
U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/32	71,100	97,260
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/09	170,125	214,644
U.S. Treasury Inflation-Indexed Note	4.250%	1/15/10	839,075	1,057,685
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/10	450,200	455,426
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	86,025	103,720
U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	279,000	282,572
U.S. Treasury Inflation-Indexed Note	3.000%	7/15/12	548,300	633,965
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/13	854,525	908,801
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/14	496,825	527,489
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/14	576,145	599,240
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/15	805,590	802,168
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/15	14,250	14,188
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	581,525	571,566
U.S. Treasury Inflation-Indexed Note	2.500%	7/15/16	32,675	32,918
U.S. Treasury Inflation-Indexed Note	2.375%	1/15/17	553,000	551,513
Total U.S. Government Securities
(Cost $9,548,527)				9,509,910

			Shares
Temporary Cash Investment (2.6%)
[1]Vanguard Market Liquidity Fund, 5.272%
(Cost $247,704)			247,703,938	247,704
Total Investments (102.1%)
(Cost $9,796,231)				9,757,614
Other Assets and Liabilities (–2.1%)
Other Assets—Note B				48,117
Payables for Investment Securities Purchased				(218,514)
Other Liabilities				(30,784)
				(201,181)
Net Assets (100%)				9,556,433

Inflation-Protected Securities Fund

At January 31, 2007, net assets consisted of: [2]
Amount
($000)
Paid-in Capital	9,789,329
Overdistributed Net Investment Income	(10,806)
Accumulated Net Realized Losses	(183,473)
Unrealized Depreciation	(38,617)
Net Assets	9,556,433

Investor Shares—Net Assets
Applicable to 454,418,144 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	5,360,700
Net Asset Value Per Share—Investor Shares	$11.80

Admiral Shares—Net Assets
Applicable to 108,873,431 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,522,854
Net Asset Value Per Share—Admiral Shares	$23.17

Institutional Shares—Net Assets
Applicable to 177,231,872 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,672,879
Net Asset Value Per Share—Institutional Shares	$9.44

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest[1]	391,585
Total Income	391,585
Expenses
The Vanguard Group—Note B
Investment Advisory Services	779
Management and Administrative
Investor Shares	9,076
Admiral Shares	2,023
Institutional Shares	631
Marketing and Distribution
Investor Shares	1,452
Admiral Shares	406
Institutional Shares	331
Custodian Fees	9
Auditing Fees	26
Shareholders’ Reports
Investor Shares	200
Admiral Shares	55
Institutional Shares	3
Trustees’ Fees and Expenses	11
Total Expenses	15,002
Net Investment Income	376,583
Realized Net Gain (Loss)
Investment Securities Sold	(174,888)
Futures Contracts	(3,542)
Realized Net Gain (Loss)	(178,430)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(163,843)
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	(163,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,310

1 Interest income from an affiliated company of the fund was $10,082,000.

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	376,583	449,083
Realized Net Gain (Loss)	(178,430)	24,831
Change in Unrealized Appreciation (Depreciation)	(163,843)	(224,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,310	249,902
Distributions
Net Investment Income
Investor Shares	(190,729)	(383,801)
Admiral Shares	(87,252)	(83,112)
Institutional Shares	(47,934)	(53,825)
Realized Capital Gain[1]
Investor Shares	—	(31,317)
Admiral Shares	—	(2,538)
Institutional Shares	—	(3,153)
Return of Capital
Investor Shares	(8,964)	—
Admiral Shares	(4,014)	—
Institutional Shares	(2,186)	—
Total Distributions	(341,079)	(557,746)
Capital Share Transactions—Note E
Investor Shares	(680,333)	(1,076,240)
Admiral Shares	128,107	2,523,957
Institutional Shares	476,857	667,971
Net Increase (Decrease) from Capital Share Transactions	(75,369)	2,115,688
Total Increase (Decrease)	(382,138)	1,807,844
Net Assets
Beginning of Period	9,938,571	8,130,727
End of Period[2]	9,556,433	9,938,571

1 Includes fiscal 2006 short-term gain distributions totaling $10,927,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,806,000) and ($61,142,000).

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.18	$12.57	$12.36	$11.91	$10.68
Investment Operations
Net Investment Income	.483	.573	.596	.41	.47
Net Realized and Unrealized Gain (Loss) on Investments	(.437)	(.230)	.244	.61	1.28
Total from Investment Operations	.046	.343	.840	1.02	1.75
Distributions
Dividends from Net Investment Income	(.407)	(.681)	(.565)	(.45)	(.46)
Distributions from Realized Capital Gains	—	(.052)	(.065)	(.12)	(.06)
Return of Capital	(.019)	—	—	—	—
Total Distributions	(.426)	(.733)	(.630)	(.57)	(.52)
Net Asset Value, End of Period	$11.80	$12.18	$12.57	$12.36	$11.91

Total Return	0.43%	2.76%	6.96%	8.69%	16.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,361	$6,227	$7,530	$5,164	$3,143
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.17%	0.18%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.87%	4.83%	4.83%	3.46%	4.55%
Portfolio Turnover Rate	53%	47%	73%	63%	108%

Inflation-Protected Securities Fund

Admiral Shares
	Year	June 10,
	Ended	2005[1] to
	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2006
Net Asset Value, Beginning of Period	$23.91	$25.00
Investment Operations
Net Investment Income	.971	.683
Net Realized and Unrealized Gain (Loss) on Investments	(.858)	(.432)
Total from Investment Operations	.113	.251
Distributions
Dividends from Net Investment Income	(.815)	(1.315)
Distributions from Realized Capital Gains	—	(.026)
Return of Capital	(.038)	—
Total Distributions	(.853)	(1.341)
Net Asset Value, End of Period	$23.17	$23.91

Total Return	0.53%	1.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,523	$2,474
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%*
Ratio of Net Investment Income to Average Net Assets	3.96%	4.92%*
Portfolio Turnover Rate	53%	47%

1 Inception.

* Annualized.

Inflation-Protected Securities Fund

Institutional Shares
				Dec. 12,
				2003[1] to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.74	$10.06	$9.88	$10.00
Investment Operations
Net Investment Income	.398	.471	.483	—
Net Realized and Unrealized Gain (Loss) on Investments	(.348)	(.194)	.207	.080
Total from Investment Operations	.050	.277	.690	.080
Distributions
Dividends from Net Investment Income	(.335)	(.556)	(.458)	(.104)
Distributions from Realized Capital Gains	—	(.041)	(.052)	(.096)
Return of Capital	(.015)	—	—	—
Total Distributions	(.350)	(.597)	(.510)	(.200)
Net Asset Value, End of Period	$9.44	$9.74	$10.06	$9.88

Total Return	0.57%	2.79%	7.15%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,673	$1,238	$601	$204
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.11%	0.12%*
Ratio of Net Investment Income to Average Net Assets	3.99%	4.95%	4.93%	—[2]
Portfolio Turnover Rate	53%	47%	73%	63%

1 Inception.

2 Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Quarterly income dividends and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

51

Inflation-Protected Securities Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $930,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.93% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund has adopted a tax year-end of December 31. The quarterly income dividends declared by the fund exceeded the fund’s taxable income for 2006. Accordingly, a portion of the fund’s income dividends was reallocated to return of capital to reflect its tax character. For tax purposes, at December 31, 2006, the fund had available realized losses of $156,936,000 to offset future net capital gains of $152,319,000 through December 31, 2014, and $4,617,000 through December 31, 2015.

At January 31, 2007, the cost of investment securities for tax purposes was $9,797,530,000. Net unrealized depreciation of investment securities for tax purposes was $39,916,000, consisting of unrealized gains of $97,039,000 on securities that had risen in value since their purchase and $136,955,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2007, the fund purchased $4,940,865,000 of investment securities and sold $5,144,809,000 of investment securities other than temporary cash investments.

Inflation-Protected Securities Fund

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,640,062	137,575	2,933,569	234,944
Issued in Lieu of Cash Distributions	179,084	15,273	376,510	30,429
Redeemed	(2,499,479)	(209,791)	(4,386,319)	(353,004)
Net Increase (Decrease)—Investor Shares	(680,333)	(56,943)	(1,076,240)	(87,631)
Admiral Shares
Issued	917,013	39,152	2,704,821	110,911
Issued in Lieu of Cash Distributions	82,079	3,563	78,003	3,244
Redeemed	(870,985)	(37,289)	(258,867)	(10,707)
Net Increase (Decrease)—Admiral Shares	128,107	5,426	2,523,957	103,448
Institutional Shares
Issued	640,836	67,333	763,120	76,901
Issued in Lieu of Cash Distributions	44,112	4,702	52,363	5,312
Redeemed	(208,091)	(21,927)	(147,512)	(14,875)
Net Increase (Decrease)—Institutional Shares	476,857	50,108	667,971	67,338

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Intermediate-Term Treasury Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	34	30	7,158
Yield		—	—
Investor Shares	4.7%
Admiral Shares	4.8%
Yield to Maturity	4.9%[3]	5.1%	5.5%
Average Coupon	5.3%	5.2%	5.4%
Average Effective Maturity	6.5 years	7.7 years	7.0 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	5.2 years	6.0 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.98
Beta	0.82	1.18

Sector Diversification[6] (% of portfolio)

Treasury/Agency	99%
Short-Term Reserves	1

Distribution by Maturity (% of portfolio)

1–5 Years	33%
5–10 Years	47
10–20 Years	20

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 5–10 Year Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Treasury Fund
Investor Shares	3.22%	4.83%	6.13%	$18,124
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman 5–10 Year Treasury Index	3.04	4.72	6.16	18,188
Average General Treasury Fund[1]	2.30	4.71	5.87	17,694

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Intermediate-Term Treasury Fund Admiral Shares	3.38%	4.98%	5.27%	$135,857
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman 5–10 Year Treasury Index	3.04	4.72	5.07	134,350

1 Derived from data provided by Lipper Inc.

2 February 12, 2001.

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	4.1%	6.7%	10.8%	11.7%
1999	3.3	6.1	9.4	10.0
2000	–10.1	5.5	–4.6	–5.0
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007	–1.5	4.7	3.2	3.0

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/28/1991	3.14%	4.98%	0.71%	5.45%	6.16%
Admiral Shares	2/12/2001	3.30	5.12	0.38[2]	5.01[2]	5.39[2]

1 Lehman 5–10 Year Treasury Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 61 and 62 for dividend and capital gains information.

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.8%)
U.S. Government Securities (82.5%)
	U.S. Treasury Bond	3.625%	5/15/13	411,000	384,926
	U.S. Treasury Bond	8.750%	5/15/17	354,700	464,824
	U.S. Treasury Bond	9.125%	5/15/18	84,000	114,450
	U.S. Treasury Bond	9.000%	11/15/18	68,000	92,608
	U.S. Treasury Bond	8.875%	2/15/19	98,500	133,407
	U.S. Treasury Note	4.500%	2/28/11	16,000	15,810
	U.S. Treasury Note	4.750%	3/31/11	165,000	164,561
	U.S. Treasury Note	4.625%	10/31/11	175,000	173,497
	U.S. Treasury Note	4.500%	11/30/11	404,000	398,380
	U.S. Treasury Note	4.875%	2/15/12	95,000	95,341
	U.S. Treasury Note	4.375%	8/15/12	104,000	101,903
	U.S. Treasury Note	4.000%	11/15/12	251,000	240,804
1	U.S. Treasury Note	3.875%	2/15/13	154,000	146,468
	U.S. Treasury Note	4.250%	8/15/13	354,000	343,047
	U.S. Treasury Note	4.250%	11/15/13	86,000	83,205
	U.S. Treasury Note	4.000%	2/15/14	207,500	197,287
	U.S. Treasury Note	4.250%	8/15/15	45,000	43,207
	U.S. Treasury Note	4.500%	2/15/16	30,000	29,283
	U.S. Treasury Note	5.125%	5/15/16	36,000	36,765
					3,259,773
Agency Bonds and Notes (13.9%)
	Agency for International Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	40,000	38,280
2	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	19,500	20,065
2	Federal National Mortgage Assn.	4.375%	3/15/13	22,000	21,190
[3,4]	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	6.690%	1/15/09	11,494	11,592
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	20,537	21,801
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	26,250	27,170
	Private Export Funding Corp.	5.870%	7/31/08	123,100	124,209
	Private Export Funding Corp.	7.200%	1/15/10	12,900	13,612
	Private Export Funding Corp.	7.250%	6/15/10	135,920	144,635
	Private Export Funding Corp.	6.070%	4/30/11	51,000	52,719
	Private Export Funding Corp.	5.685%	5/15/12	10,000	10,248
	Private Export Funding Corp.	4.950%	11/15/15	65,000	63,879
					549,400

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mortgage-Backed Securities (1.4%)
[2,3]	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	3,091	3,087
[2,3]	Federal Home Loan Mortgage Corp.	7.000%	6/1/15–3/1/16	959	980
2	Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	31,671
2	Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	20,249
					55,987
	Total U.S. Government and Agency Obligations
	(Cost $3,857,721)				3,865,160
	Temporary Cash Investments (1.0%)
	Repurchase Agreements
	BNP Paribas Securities Corp.
	(Dated 1/31/07, Repurchase Value $10,001,000,
	collateralized by Federal Home Loan Mortgage
	Corp. Discount Note, 2/08/07)	5.260%	2/1/07	10,000	10,000
	Citigroup Global Markets, Inc.
	(Dated 1/31/07, Repurchase Value $10,001,000,
	collateralized by U. S. Treasury Note
	3.125%, 5/15/07)	5.260%	2/1/07	10,000	10,000
	Deutsche Bank Securities, Inc.
	(Dated 1/31/07, Repurchase Value $10,001,000,
	collateralized by Federal Home Loan Mortgage
	Corp. 4.375%, 7/17/15)	5.260%	2/1/07	10,000	10,000
	Goldman, Sachs & Co.
	(Dated 1/31/07, Repurchase Value $7,597,000,
	collateralized by Federal Home Loan Mortgage
	Corp. 5.125%–5.500%, 10/15/08–7/18/16)	5.260%	2/1/07	7,596	7,596
	Total Temporary Cash Investments
	(Cost $37,596)				37,596
	Total Investments (98.8%)
	(Cost $3,895,317)				3,902,756
	Other Assets and Liabilities (1.2%)
	Other Assets—Note B				95,679
	Liabilities				(47,687)
					47,992
	Net Assets (100%)				3,950,748

Intermediate-Term Treasury Fund

At January 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	4,006,539
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(63,203)
Unrealized Appreciation (Depreciation)
Investment Securities	7,439
Futures Contracts	(27)
Net Assets	3,950,748

Investor Shares—Net Assets
Applicable to 156,789,240 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,676,402
Net Asset Value Per Share—Investor Shares	$10.69

Admiral Shares—Net Assets
Applicable to 212,713,145 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	2,274,346
Net Asset Value Per Share—Admiral Shares	$10.69

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $2,568,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3 The average or expected maturity is shorter than the final maturity shown due to the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the value of this security represented 0.3% of net assets.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest[1]	190,056
Total Income	190,056
Expenses
The Vanguard Group—Note B
Investment Advisory Services	309
Management and Administrative
Investor Shares	3,651
Admiral Shares	1,470
Marketing and Distribution
Investor Shares	394
Admiral Shares	412
Custodian Fees	47
Auditing Fees	25
Shareholders’ Reports
Investor Shares	102
Admiral Shares	9
Trustees’ Fees and Expenses	5
Total Expenses	6,424
Net Investment Income	183,632
Realized Net Gain (Loss)
Investment Securities Sold	(53,845)
Futures Contracts	1,383
Realized Net Gain (Loss)	(52,462)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,329)
Futures Contracts	(27)
Change in Unrealized Appreciation (Depreciation)	(5,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,814

1 Interest income from an affiliated company of the fund was $151,000.

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	183,632	179,738
Realized Net Gain (Loss)	(52,462)	15,571
Change in Unrealized Appreciation (Depreciation)	(5,356)	(136,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,814	58,869
Distributions
Net Investment Income
Investor Shares	(78,606)	(90,535)
Admiral Shares	(105,026)	(89,203)
Realized Capital Gain
Investor Shares	—	(12,758)
Admiral Shares	—	(13,672)
Total Distributions	(183,632)	(206,168)
Capital Share Transactions—Note E
Investor Shares	(32,212)	(360,618)
Admiral Shares	212,944	502,026
Net Increase (Decrease) from Capital Share Transactions	180,732	141,408
Total Increase (Decrease)	122,914	(5,891)
Net Assets
Beginning of Period	3,827,834	3,833,725
End of Period	3,950,748	3,827,834

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.85	$11.28	$11.45	$11.69	$11.03
Investment Operations
Net Investment Income	.499	.509	.504	.483	.571
Net Realized and Unrealized Gain (Loss) on Investments	(.160)	(.354)	(.154)	(.058)	.838
Total from Investment Operations	.339	.155	.350	.425	1.409
Distributions
Dividends from Net Investment Income	(.499)	(.509)	(.504)	(.483)	(.571)
Distributions from Realized Capital Gains	—	(.076)	(.016)	(.182)	(.178)
Total Distributions	(.499)	(.585)	(.520)	(.665)	(.749)
Net Asset Value, End of Period	$10.69	$10.85	$11.28	$11.45	$11.69

Total Return	3.22%	1.41%	3.14%	3.71%	13.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,676	$1,735	$2,169	$2,261	$2,680
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.24%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.66%	4.59%	4.45%	4.14%	4.93%
Portfolio Turnover Rate	87%	66%	61%	34%	110%

Intermediate-Term Treasury Fund

Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.85	$11.28	$11.45	$11.69	$11.03
Investment Operations
Net Investment Income	.516	.526	.518	.498	.586
Net Realized and Unrealized Gain (Loss) on Investments	(.160)	(.354)	(.154)	(.058)	.838
Total from Investment Operations	.356	.172	.364	.440	1.424
Distributions
Dividends from Net Investment Income	(.516)	(.526)	(.518)	(.498)	(.586)
Distributions from Realized Capital Gains	—	(.076)	(.016)	(.182)	(.178)
Total Distributions	(.516)	(.602)	(.534)	(.680)	(.764)
Net Asset Value, End of Period	$10.69	$10.85	$11.28	$11.45	$11.69

Total Return	3.38%	1.56%	3.27%	3.85%	13.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,274	$2,093	$1,665	$1,694	$1,979
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.82%	4.75%	4.58%	4.27%	5.10%
Portfolio Turnover Rate	87%	66%	61%	34%	110%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Intermediate-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $385,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $61,563,000 to offset future net capital gains of $60,309,000 through January 31, 2015, and $1,254,000 through January 31, 2016.

At January 31, 2007, the cost of investment securities for tax purposes was $3,897,045,000. Net unrealized appreciation of investment securities for tax purposes was $5,711,000, consisting of unrealized gains of $29,465,000 on securities that had risen in value since their purchase and $23,754,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	(400)	42,700	(27)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Treasury Fund

D. During the year ended January 31, 2007, the fund purchased $3,487,383,000 of investment securities and sold $3,305,968,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	365,615	34,153	415,983	37,551
Issued in Lieu of Cash Distributions	65,448	6,112	85,503	7,735
Redeemed	(463,275)	(43,298)	(862,104)	(77,777)
Net Increase (Decrease)—Investor Shares	(32,212)	(3,033)	(360,618)	(32,491)
Admiral Shares
Issued	561,127	52,333	846,572	76,396
Issued in Lieu of Cash Distributions	84,712	7,909	83,357	7,554
Redeemed	(432,895)	(40,411)	(427,903)	(38,742)
Net Increase (Decrease)—Admiral Shares	212,944	19,831	502,026	45,208

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

GNMA Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	27[3]	111	7,158
Yield		—	—
Investor Shares	5.1%
Admiral Shares	5.2%
Yield to Maturity	5.7%[4]	5.7%	5.5%
Average Coupon	5.7%	5.7%	5.4%
Average Effective Maturity	6.4 years	6.4 years	7.0 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	3.8 years	3.8 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.11%
Short-Term Reserves	4%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.92
Beta	1.07	0.74

Distribution by Coupon (% of portfolio)

Below 6%	61%
6%–7%	36
7%–8%	3

Investment Focus

1 Lehman GNMA Index.
2 Lehman Aggregate Bond Index.
3 Issues are mortgage pools grouped by coupon.
4 Before expenses.
5 Moody’s Investors Service.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
GNMA Fund Investor Shares	3.94%	4.53%	5.92%	$17,774
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman GNMA Index	4.27	4.51	6.02	17,940
Average GNMA Fund[1]	3.43	3.66	5.14	16,513

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
GNMA Fund Admiral Shares	4.04%	4.61%	5.11%	$134,604
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman GNMA Index	4.27	4.51	5.06	134,217

1 Derived from data provided by Lipper Inc.

2 February 12, 2001.

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.5%	7.4%	9.9%	9.7%
1999	0.0	6.8	6.8	6.7
2000	–7.3	6.4	–0.9	0.3
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007	–1.3	5.2	3.9	4.3

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	6/27/1980	4.33%	4.76%	0.02%	5.98%	6.00%
Admiral Shares	2/12/2001	4.43	4.84	–0.15[2]	5.34[2]	5.19[2]

1 Lehman GNMA Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 74 and 75 for dividend and capital gains information.

GNMA Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Government National Mortgage Association Obligations (96.2%)
[1] Government National Mortgage Assn.	4.500%	5/15/33–9/15/33	64,658	60,862
[1] Government National Mortgage Assn.	5.000%	1/15/30–5/15/36	4,120,047	3,985,125
[1] Government National Mortgage Assn.	5.500%	3/15/13–8/16/36	9,531,236	9,440,469
[1] Government National Mortgage Assn.	6.000%	10/15/16–11/15/36	6,086,154	6,150,411
[1] Government National Mortgage Assn.	6.500%	6/15/08–2/1/37	1,725,562	1,767,206
[1] Government National Mortgage Assn.	7.000%	4/15/07–11/15/33	407,887	421,391
[1] Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	199	206
[1] Government National Mortgage Assn.	7.500%	2/15/07–10/15/31	160,493	166,638
[1] Government National Mortgage Assn.	7.750%	2/15/27	263	274
[1] Government National Mortgage Assn.	8.000%	5/15/07–8/15/31	72,084	75,114
[1] Government National Mortgage Assn.	8.250%	4/15/08–7/15/08	119	120
[1] Government National Mortgage Assn.	8.500%	8/15/08–6/15/28	17,621	18,448
[1] Government National Mortgage Assn.	9.000%	11/15/08–2/15/23	13,597	14,330
[1] Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	66	70
[1] Government National Mortgage Assn.	9.500%	7/15/09–7/15/22	6,765	7,196
[1] Government National Mortgage Assn.	10.000%	7/20/14–8/20/18	99	107
[1] Government National Mortgage Assn.	11.000%	7/15/10–2/20/16	40	43
[1] Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	46	49
[1] Government National Mortgage Assn.	11.500%	5/15/13–11/20/15	72	78
[1] Government National Mortgage Assn.	12.000%	1/15/13–1/20/16	125	136
[1] Government National Mortgage Assn.	12.500%	12/20/13–7/20/15	55	61
[1] Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	62	69
[1] Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	28	31
[1] Government National Mortgage Assn.	14.000%	6/15/11	19	21
[1] Government National Mortgage Assn.	15.000%	5/15/12	15	16
Total Government National Mortgage Association Obligations
(Cost $22,472,214)				22,108,471
Temporary Cash Investments (5.0%)
Repurchase Agreements
Bank of America Securities LLC
(Dated 1/31/07, Repurchase Value $432,763,000,
collateralized by Federal National Mortgage Assn.,
5.000%, 10/1/35)	5.270%	2/1/07	432,700	432,700

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Bank Securities, Inc.
(Dated 1/31/07, Repurchase Value $284,242,000,
collateralized by Federal Home Loan Mortgage
Corp., 4.500%–6.500%, 4/1/19–10/1/36,
Government National Mortgage Assn.,
5.000%–6.500%, 7/15/32–11/15/36)	5.270%	2/1/07	284,200	284,200
SBC Warburg Dillon Read
(Dated 1/31/07, Repurchase Value $429,463,000,
collateralized by Federal National Mortgage Assn.,
4.500%–9.000%, 12/1/09–11/1/46, Federal Home
Loan Mortgage Corp., 4.000%–10.500%,
3/1/07–1/1/37)	5.270%	2/1/07	429,400	429,400
Total Temporary Cash Investments
(Cost $1,146,300)				1,146,300
Total Investments (101.2%)
(Cost $23,618,514)				23,254,771
Other Assets and Liabilities (–1.2%)
Other Assets—Note C				187,305
Liabilities				(447,894)
				(260,589)
Net Assets (100%)				22,994,182

GNMA Fund

At January 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	23,468,217
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(110,292)
Unrealized Depreciation	(363,743)
Net Assets	22,994,182

Investor Shares—Net Assets
Applicable to 1,263,530,212 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	12,834,772
Net Asset Value Per Share—Investor Shares	$10.16

Admiral Shares—Net Assets
Applicable to 1,000,149,605 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	10,159,410
Net Asset Value Per Share—Admiral Shares	$10.16

•	See Note A in Notes to Financial Statements.

1 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

GNMA Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest	1,246,359
Total Income	1,246,359
Expenses
Investment Advisory Fees—Note B	2,282
The Vanguard Group—Note C
Management and Administrative
Investor Shares	21,583
Admiral Shares	7,098
Marketing and Distribution
Investor Shares	2,866
Admiral Shares	1,629
Custodian Fees	1,836
Auditing Fees	25
Shareholders’ Reports
Investor Shares	507
Admiral Shares	63
Trustees’ Fees and Expenses	28
Total Expenses	37,917
Net Investment Income	1,208,442
Realized Net Gain (Loss) on Investment Securities Sold	5,547
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(330,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	883,595

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,208,442	1,141,543
Realized Net Gain (Loss)	5,547	(4,018)
Change in Unrealized Appreciation (Depreciation)	(330,394)	(451,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	883,595	685,607
Distributions
Net Investment Income
Investor Shares	(679,004)	(774,361)
Admiral Shares	(529,438)	(367,182)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,208,442)	(1,141,543)
Capital Share Transactions—Note F
Investor Shares	(886,113)	(4,717,264)
Admiral Shares	19,104	5,050,560
Net Increase (Decrease) from Capital Share Transactions	(867,009)	333,296
Total Increase (Decrease)	(1,191,856)	(122,640)
Net Assets
Beginning of Period	24,186,038	24,308,678
End of Period	22,994,182	24,186,038

GNMA Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.52	$10.72	$10.44
Investment Operations
Net Investment Income	.522	.483	.480	.502	.588
Net Realized and Unrealized Gain (Loss) on Investments	(.130)	(.190)	(.040)	(.200)	.300
Total from Investment Operations	.392	.293	.440	.302	.888
Distributions
Dividends from Net Investment Income	(.522)	(.483)	(.480)	(.502)	(.588)
Distributions from Realized Capital Gains	—	—	—	—	(.020)
Total Distributions	(.522)	(.483)	(.480)	(.502)	(.608)
Net Asset Value, End of Period	$10.16	$10.29	$10.48	$10.52	$10.72

Total Return	3.94%	2.88%	4.31%	2.89%	8.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,835	$13,905	$18,946	$19,245	$22,113
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	5.14%	4.67%	4.61%	4.73%	5.51%
Portfolio Turnover Rate	18%	38%	53%	64%	65%

GNMA Fund

Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.52	$10.72	$10.44
Investment Operations
Net Investment Income	.532	.492	.487	.509	.593
Net Realized and Unrealized Gain (Loss) on Investments	(.130)	(.190)	(.040)	(.200)	.300
Total from Investment Operations	.402	.302	.447	.309	.893
Distributions
Dividends from Net Investment Income	(.532)	(.492)	(.487)	(.509)	(.593)
Distributions from Realized Capital Gains	—	—	—	—	(.020)
Total Distributions	(.532)	(.492)	(.487)	(.509)	(.613)
Net Asset Value, End of Period	$10.16	$10.29	$10.48	$10.52	$10.72

Total Return	4.04%	2.97%	4.38%	2.96%	8.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,159	$10,281	$5,363	$5,335	$6,031
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.13%	0.13%	0.17%
Ratio of Net Investment Income to
Average Net Assets	5.24%	4.77%	4.68%	4.80%	5.54%
Portfolio Turnover Rate	18%	38%	53%	64%	65%

See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2007, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions

GNMA Fund

to Vanguard. At January 31, 2007, the fund had contributed capital of $2,235,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $62,091,000 to offset future net capital gains of $29,714,000 through January 31, 2012, $26,020,000 through January 31, 2013, $6,347,000 through January 31, 2015, and $10,000 through January 31, 2016.

At January 31, 2007, the cost of investment securities for tax purposes was $23,618,514,000. Net unrealized depreciation of investment securities for tax purposes was $363,743,000, consisting of unrealized gains of $58,702,000 on securities that had risen in value since their purchase and $422,445,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2007, the fund purchased $4,081,520,000 of investment securities and sold $5,327,390,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,050,407	202,014	2,860,589	275,896
Issued in Lieu of Cash Distributions	574,128	56,605	633,258	61,218
Redeemed	(3,510,648)	(346,183)	(8,211,111)	(793,206)
Net Increase (Decrease)—Investor Shares	(886,113)	(87,564)	(4,717,264)	(456,092)
Admiral Shares
Issued	1,621,681	159,557	6,571,301	634,556
Issued in Lieu of Cash Distributions	364,607	35,943	247,706	24,002
Redeemed	(1,967,184)	(194,268)	(1,768,447)	(171,212)
Net Increase (Decrease)—Admiral Shares	19,104	1,232	5,050,560	487,346

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Long-Term Treasury Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	25	33	7,158
Yield		—	—
Investor Shares	4.8%
Admiral Shares	5.0%
Yield to Maturity	5.0%[3]	5.0%	5.5%
Average Coupon	6.9%	7.0%	5.4%
Average Effective Maturity	17.3 years	17.3 years	7.0 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	10.3 years	10.5 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.93
Beta	0.98	2.19

Sector Diversification[6] (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1–5 Years	0
5–10 Years	3
10–20 Years	64
20–30 Years	33

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Long Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 94.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Treasury Fund Investor Shares	1.80%	6.40%	7.39%	$20,405
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman Long Treasury Index	2.00	6.50	7.64	20,883
Average General Treasury Fund[1]	2.30	4.71	5.87	17,694

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Long-Term Treasury Fund Admiral Shares	1.96%	6.55%	6.31%	$144,097
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman Long Treasury Index	2.00	6.50	6.28	143,811

1 Derived from data provided by Lipper Inc.

2 February 12, 2001.

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	9.7%	7.1%	16.8%	18.3%
1999	5.8	6.2	12.0	12.3
2000	–13.7	5.3	–8.4	–8.3
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007	–3.1	4.9	1.8	2.0

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	5/19/1986	1.74%	6.84%	1.72%	5.69%	7.41%
Admiral Shares	2/12/2001	1.91	6.99	1.17[2]	5.39[2]	6.56[2]

1 Lehman Long Treasury Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 85 and 86 for dividend and capital gains information.

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.8%)
U.S. Government Securities (86.9%)
1	U.S. Treasury Bond	8.875%	2/15/19	30,500	41,309
	U.S. Treasury Bond	8.125%	8/15/19	29,173	37,747
	U.S. Treasury Bond	8.500%	2/15/20	71,500	95,553
	U.S. Treasury Bond	8.750%	5/15/20	41,860	57,074
	U.S. Treasury Bond	8.750%	8/15/20	70,000	95,736
	U.S. Treasury Bond	7.875%	2/15/21	196,581	253,098
	U.S. Treasury Bond	8.125%	5/15/21	92,875	122,262
	U.S. Treasury Bond	8.125%	8/15/21	32,000	42,225
	U.S. Treasury Bond	8.000%	11/15/21	23,000	30,119
	U.S. Treasury Bond	7.125%	2/15/23	83,000	102,051
	U.S. Treasury Bond	6.250%	8/15/23	101,500	115,361
	U.S. Treasury Bond	7.625%	2/15/25	10,000	13,056
	U.S. Treasury Bond	6.875%	8/15/25	52,000	63,505
	U.S. Treasury Bond	6.000%	2/15/26	150,000	167,929
	U.S. Treasury Bond	6.750%	8/15/26	59,000	71,593
	U.S. Treasury Bond	6.500%	11/15/26	31,050	36,789
	U.S. Treasury Bond	6.625%	2/15/27	48,000	57,675
	U.S. Treasury Bond	6.375%	8/15/27	110,650	129,807
	U.S. Treasury Bond	6.125%	11/15/27	107,000	122,348
	U.S. Treasury Bond	5.500%	8/15/28	5,000	5,326
	U.S. Treasury Bond	5.250%	11/15/28	16,000	16,535
	U.S. Treasury Bond	5.250%	2/15/29	103,500	107,010
	U.S. Treasury Bond	6.125%	8/15/29	55,300	63,690
					1,847,798
Agency Bonds and Notes (10.9%)
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	144,000	171,478
	Private Export Funding Corp.	4.950%	11/15/15	60,000	58,966
					230,444
Total U.S. Government and Agency Obligations
(Cost $1,980,124)					2,078,242

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (0.1%)
Repurchase Agreement
Goldman, Sachs & Co.
(Dated 1/31/07, Repurchase Value $2,504,000,
collateralized by Federal Home Loan Bank
4.625%, 9/11/20)
(Cost $2,504)	5.260%	2/1/07	2,504	2,504
Total Investments (97.9%)
(Cost $1,982,628)				2,080,746
Other Assets and Liabilities (2.1%)
Other Assets—Note B				50,390
Liabilities				(5,397)
				44,993
Net Assets (100%)				2,125,739

At January 31, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	2,031,760
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(4,118)
Unrealized Appreciation (Depreciation)
Investment Securities	98,118
Futures Contracts	(21)
Net Assets	2,125,739

Investor Shares—Net Assets
Applicable to 114,850,418 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,262,490
Net Asset Value Per Share—Investor Shares	$10.99

Admiral Shares—Net Assets
Applicable to 78,531,204 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	863,249
Net Asset Value Per Share—Admiral Shares	$10.99

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $2,709,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest[1]	112,033
Total Income	112,033
Expenses
The Vanguard Group—Note B
Investment Advisory Services	174
Management and Administrative
Investor Shares	2,860
Admiral Shares	572
Marketing and Distribution
Investor Shares	299
Admiral Shares	141
Custodian Fees	27
Auditing Fees	25
Shareholders’ Reports
Investor Shares	73
Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	4,178
Net Investment Income	107,855
Realized Net Gain (Loss)
Investment Securities Sold	8,872
Futures Contracts	2,491
Realized Net Gain (Loss)	11,363
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(80,892)
Futures Contracts	(421)
Change in Unrealized Appreciation (Depreciation)	(81,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,905

1 Interest income from an affiliated company of the fund was $525,000.

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,855	101,435
Realized Net Gain (Loss)	11,363	23,734
Change in Unrealized Appreciation (Depreciation)	(81,313)	(66,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,905	58,649
Distributions
Net Investment Income
Investor Shares	(65,298)	(71,190)
Admiral Shares	(42,557)	(30,245)
Realized Capital Gain[1]
Investor Shares	(6,648)	(17,580)
Admiral Shares	(3,886)	(8,412)
Total Distributions	(118,389)	(127,427)
Capital Share Transactions—Note E
Investor Shares	(104,926)	(27,619)
Admiral Shares	83,821	397,423
Net Increase (Decrease) from Capital Share Transactions	(21,105)	369,804
Total Increase (Decrease)	(101,589)	301,026
Net Assets
Beginning of Period	2,227,328	1,926,302
End of Period	2,125,739	2,227,328

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $6,728,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Long-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.40	$11.76	$11.52	$11.66	$10.84
Investment Operations
Net Investment Income	.547	.563	.574	.562	.585
Net Realized and Unrealized Gain (Loss) on Investments	(.356)	(.218)	.314	(.001)	.973
Total from Investment Operations	.191	.345	.888	.561	1.558
Distributions
Dividends from Net Investment Income	(.547)	(.563)	(.574)	(.562)	(.585)
Distributions from Realized Capital Gains	(.054)	(.142)	(.074)	(.139)	(.153)
Total Distributions	(.601)	(.705)	(.648)	(.701)	(.738)
Net Asset Value, End of Period	$10.99	$11.40	$11.76	$11.52	$11.66

Total Return	1.80%	2.98%	8.01%	4.94%	14.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,262	$1,419	$1,490	$1,471	$1,677
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.24%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.96%	4.82%	5.02%	4.81%	5.19%
Portfolio Turnover Rate	68%	25%	38%	64%	100%

Long-Term Treasury Fund

Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.40	$11.76	$11.52	$11.66	$10.84
Investment Operations
Net Investment Income	.564	.581	.588	.577	.599
Net Realized and Unrealized Gain (Loss) on Investments	(.356)	(.218)	.314	(.001)	.973
Total from Investment Operations	.208	.363	.902	.576	1.572
Distributions
Dividends from Net Investment Income	(.564)	(.581)	(.588)	(.577)	(.599)
Distributions from Realized Capital Gains	(.054)	(.142)	(.074)	(.139)	(.153)
Total Distributions	(.618)	(.723)	(.662)	(.716)	(.752)
Net Asset Value, End of Period	$10.99	$11.40	$11.76	$11.52	$11.66

Total Return	1.96%	3.14%	8.15%	5.07%	14.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$863	$809	$436	$450	$536
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.12%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	5.12%	4.99%	5.15%	4.94%	5.34%
Portfolio Turnover Rate	68%	25%	38%	64%	100%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Long-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $210,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $674,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $8,900,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $13,008,000 through January 31, 2007, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2007, the cost of investment securities for tax purposes was $1,995,636,000. Net unrealized appreciation of investment securities for tax purposes was $85,110,000, consisting of unrealized gains of $99,309,000 on securities that had risen in value since their purchase and $14,199,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	(240)	25,620	(21)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Treasury Fund

D. During the year ended January 31, 2007, the fund purchased $1,442,010,000 of investment securities and sold $1,427,325,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	232,664	21,059	446,493	38,184
Issued in Lieu of Cash Distributions	65,019	5,904	78,866	6,781
Redeemed	(402,609)	(36,545)	(552,978)	(47,279)
Net Increase (Decrease)—Investor Shares	(104,926)	(9,582)	(27,619)	(2,314)
Admiral Shares
Issued	255,868	23,205	483,848	41,340
Issued in Lieu of Cash Distributions	35,164	3,192	29,714	2,560
Redeemed	(207,211)	(18,812)	(116,139)	(10,018)
Net Increase (Decrease)—Admiral Shares	83,821	7,585	397,423	33,882

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (separate funds of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard U.S. Government Bond Funds

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

Short-Term Treasury Fund: For non-resident alien shareholders, 84.6% of income dividends qualifies as interest-related dividends.

Short-Term Federal Fund: For non-resident alien shareholders, 84.2% of income dividends qualifies as interest-related dividends.

Intermediate-Term Treasury Fund: For non-resident alien shareholders, 82.4% of income dividends qualifies as interest-related dividends.

GNMA Fund: For non-resident alien shareholders, 82.5% of income dividends qualifies as interest-related dividends.

Long-Term Treasury Fund: The fund distributed $10,534,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. For non-resident alien shareholders, 83.0% of income dividends qualifies as interest-related dividends.

Special 2006 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, up to 100% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 93 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.19	$1.27
Short-Term Treasury Fund—Admiral Shares	1,000.00	1,024.01	0.46
Short-Term Federal Fund—Investor Shares	$1,000.00	$1,026.62	$0.97
Short-Term Federal Fund—Admiral Shares	1,000.00	1,027.13	0.46
Inflation-Protected Securities Fund—Investor Shares	$1,000.00	$1,006.75	$0.96
Inflation-Protected Securities Fund—Admiral Shares	1,000.00	1,007.23	0.51
Inflation-Protected Securities Fund—Institutional Shares	1,000.00	1,007.22	0.35
Intermediate-Term Treasury Fund—Investor Shares	$1,000.00	$1,030.30	$1.28
Intermediate-Term Treasury Fund—Admiral Shares	1,000.00	1,031.13	0.46
GNMA Fund—Investor Shares	$1,000.00	$1,037.34	$1.03
GNMA Fund—Admiral Shares	1,000.00	1,037.86	0.51
Long-Term Treasury Fund—Investor Shares	$1,000.00	$1,039.87	$1.29
Long-Term Treasury Fund—Admiral Shares	1,000.00	1,040.71	0.46
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.95	$1.28
Short-Term Treasury Fund—Admiral Shares	1,000.00	1,024.75	0.46
Short-Term Federal Fund—Investor Shares	$1,000.00	$1,024.25	$0.97
Short-Term Federal Fund—Admiral Shares	1,000.00	1,024.75	0.46
Inflation-Protected Securities Fund—Investor Shares	$1,000.00	$1,024.25	$0.97
Inflation-Protected Securities Fund—Admiral Shares	1,000.00	1,024.70	0.51
Inflation-Protected Securities Fund—Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.95	$1.28
Intermediate-Term Treasury Fund—Admiral Shares	1,000.00	1,024.75	0.46
GNMA Fund—Investor Shares	$1,000.00	$1,024.20	$1.02
GNMA Fund—Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.95	$1.28
Long-Term Treasury Fund—Admiral Shares	1,000.00	1,024.75	0.46

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.25% for Investor Shares, and 0.09% for Admiral Shares; for the Short-Term Federal Fund, 0.19% for Investor Shares and 0.09% for Admiral Shares; for the Inflation-Protected Securities Fund, 0.19% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Treasury Fund, 0.25% for Investor Shares and 0.09% for Admiral Shares; for the GNMA Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.25% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
146 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032007

Vanguard® Corporate Bond Funds

> Annual Report

January 31, 2007

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

>	During the 12 months ended January 31, 2007, Investor Shares of Vanguard’s four corporate bond funds posted returns ranging from 3.4% to 7.9%.

>	Interest rates rose across the maturity spectrum, hurting returns for longest-dated bonds.

>	For the past decade, Vanguard’s focus on low costs and high credit quality has kept fund returns ahead of the average gains among peer funds.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Reports	9
Short-Term Investment-Grade Fund	14
Intermediate-Term Investment-Grade Fund	33
Long-Term Investment-Grade Fund	50
High-Yield Corporate Fund	64
About Your Fund’s Expenses	81
Glossary	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	5.0%
Admiral™ Shares[1]	5.1
Institutional Shares[2]	5.1
Lehman 1–5 Year U.S. Credit Index	4.7
Average 1–5 Year Investment Grade Debt Fund[3]	4.0

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	4.5%
Admiral Shares	4.6
Lehman 5–10 Year U.S. Credit Index	4.4
Average Intermediate Investment Grade Debt Fund[3]	4.0

Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.4%
Admiral Shares	3.5
Lehman Long Credit A or Better Index	3.6
Average Corporate A-Rated Debt Fund[3]	3.8

Vanguard High-Yield Corporate Fund
Investor Shares	7.9%
Admiral Shares	8.0
Lehman High Yield Index	11.3
Average High-Current-Yield Fund[3]	9.8

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the Vanguard Corporate Bond Funds’ fiscal year ended January 31, 2007, healthy balance sheets and stable economic growth translated into solid returns for all but the longest-term corporate bonds. Interest rates increased across the maturity spectrum, pressuring prices and boosting yields. For the longest-dated bonds, the price decline restrained results for the year. The highest returns came among high-yield bonds, where many issuers enjoyed an improved outlook.

As the table on page 1 shows, the funds’ total returns ranged from 3.4% for Investor Shares of the Long-Term Investment-Grade Fund to 8.0% for Admiral Shares of the High-Yield Corporate Fund. (Total return consists of the change in share price plus reinvested income and capital gains distributions.) Of the three investment-grade funds, two had returns that exceeded the average gain among peer funds, while the third lagged its average competitor by a minor distance. All three had returns in line with those of their benchmark indexes.

The High-Yield Corporate Fund underperformed both its benchmark and the average gain among peers. The highest gains in this segment of the bond market have been among those bonds carrying the lowest credit ratings. By design, your fund has less exposure to this

2

portion of the market, to protect your investment from the greater risk inherent in investing in these bonds.

The table on page 4 shows the income and capital components of each fund’s return; it also shows the funds’ yields, all of which rose during the period.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25 percentage point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Domestic equity markets did well; international markets did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months,

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Shifting contours of yield curve seen in funds’ returns

Despite some interim back and forth movements, bond yields rose during the fiscal year. Rising rates mean better returns on new investments and on reinvested dividends, but also falling bond prices, particularly for longer-dated securities. The Long-Term Investment-Grade Fund, Investor Shares, for example, produced an income return of 5.74%, while its capital return was –2.35%, translating to a total return of 3.39%. The other investment-grade funds’ returns were closer to their income yields.

The funds’ investment advisors—Vanguard Fixed Income Group for the Short- and Intermediate-Term Investment-Grade Funds and Wellington Management Company, LLP, for the Long-Term Investment-Grade and High-Yield

Yields and Returns
	SEC 30-Day Annualized		Components of Total Returns
	Yields on January 31,		Year Ended January 31, 2007
			Capital	Income	Total
Bond Fund	2006	2007	Return	Return	Return
Short-Term Investment-Grade
Investor Shares	4.53%	5.04%	0.38%	4.58%	4.96%
Admiral Shares	4.66	5.15	0.38	4.69	5.07
Institutional Shares	4.67	5.18	0.38	4.73	5.11
Intermediate-Term Investment-Grade
Investor Shares	5.03%	5.33%	–0.72%	5.17%	4.45%
Admiral Shares	5.14	5.44	–0.72	5.29	4.57
Long-Term Investment-Grade
Investor Shares	5.43%	5.75%	–2.35%	5.74%	3.39%
Admiral Shares	5.57	5.88	–2.35	5.88	3.53
High-Yield Corporate
Investor Shares	6.78%	7.11%	0.48%	7.41%	7.89%
Admiral Shares	6.93	7.24	0.48	7.55	8.03

4

Corporate Funds—adopted defensive postures, keeping each fund’s duration (a measure of interest rate sensitivity) at the short end of its typical range for the first six months of the period as the Federal Reserve continued to wage its inflation-fighting campaign. This positioning helped blunt the impact of rising rates on the funds’ share prices. By the second half of the year, the funds exhibited duration policies that were neutral in relation to their respective benchmarks.

The High-Yield Corporate Fund’s gain reflected confidence among high-yield investors who have enjoyed low default rates and high repayment rates despite some high-profile corporate struggles. The gain also captured a performance rebound by automakers General Motors and Ford. Both companies have sold assets and restructured debt in ways that made their bonds more attractive. The fund’s weaker gain relative to its benchmark is also partly explained by these automakers. GM and Ford make up 12% of the Lehman High Yield Index. However, due to the High-Yield Corporate Fund’s strategic emphasis on diversification, which limits overconcentration in individual bonds, the two issues represented only about 4% of the fund. In a period when these bonds have outperformed the market, the fund’s lower GM and Ford exposure was a comparative disadvantage.

In addition, as stated earlier, Wellington Management sticks to the “upper tier” of the below-investment-grade market, which was also a drawback during the 12 months. However, this positioning helps the fund avoid much of the payment uncertainty and default risk of bonds issued by the weakest companies.

Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Institutional	Peer
	Shares	Shares	Shares	Group
Short-Term Investment-Grade Fund	0.21%	0.10%	0.07%	0.94%
Intermediate-Term Investment-Grade Fund	0.21	0.10	—	0.96
Long-Term Investment-Grade Fund	0.25	0.12	—	1.14
High-Yield Corporate Fund	0.26	0.13	—	1.28

1 Fund expense ratios reflect the 12 months ended January 31, 2007. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc, and capture information through year-end 2006.

5

For more details on the funds’ holdings and performance, please see the Advisors’ Reports, which begin on page 9.

Funds maintain advantage through diversity, caution, costs

Prudent management has provided a performance edge for the Vanguard Corporate Bond Funds. The funds’ advisors have reached neither for the highest-yielding bonds nor for the longest-maturity bonds—strategies that can boost income but increase volatility. For example, although the underweighting of Ford and GM hurt relative returns for the high-yield fund in this 12-month period, we believe the fund’s stated commitment to a properly diversified portfolio is essential to solid long-term returns. This sober approach is the investing equivalent of “slow and steady wins the race.”

Another pillar of the funds’ superior long-term returns is Vanguard’s low-cost advantage. The importance of low costs is nowhere more visible than among bond and money market funds, whose long-term average returns are more modest than those for stock funds. (For a comparison of the funds’ costs with the averages for their competitors, see the table on page 5.)

The table below shows that all four Vanguard funds have outperformed their respective peer-group averages by comfortable margins over the past decade. For example, consider a hypothetical $10,000 initial investment in the Intermediate-Term Investment-Grade Fund. This investment would have grown to $18,337—or more than $1,500 above the average result of a similar investment in peer funds.

Total Returns
Ten Years Ended January 31, 2007
		Average	Final Value of a $10,000
		Annual Return	Initial Investment
		Average		Average
	Vanguard	Competing	Vanguard	Competing
Bond Fund Investor Shares	Fund	Fund[1]	Fund	Fund
Short-Term Investment-Grade	5.1%	4.5%	$16,492	$15,463
Intermediate-Term Investment-Grade	6.3	5.3	18,337	16,827
Long-Term Investment-Grade	7.3	5.4	20,165	16,873
High-Yield Corporate	5.9	5.2	17,768	16,536

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

6

Staying on the right side of risk/return equation

Many commentators have focused in the past year on investors’ apparent lack of regard for risk. This issue is very apparent in the fixed income market where, for instance, the spread between the yields of U.S. Treasury bonds, which carry no credit risk, and those of bonds issued by companies with spotty credit histories is close to an all-time low. The same unusually narrow spread exists for investment-grade bonds versus Treasuries. These narrow yield spreads indicate that investors are demanding compensation hardly beyond that offered by U.S.

Treasuries, despite the risk that companies can default on their bonds or face a downgrading of their credit rating. These risks haven’t disappeared, even in this extended period of low inflation and healthy earnings growth.

Our funds are designed to give investors diversified exposure to corporate debt markets without assuming undue risk. The funds can be both income-producing and diversifying tools in a portfolio that provides exposure to major market segments in line with your goals and circumstances.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2007

A Change in the Way We List Fund Holdings

As you will see when you turn to the Financial Statements, the list of the fund’s investments is shorter than it used to be. This is because the Securities and Exchange Commission now permits mutual fund companies to publish an abbreviated list of fund holdings in semiannual and annual reports.

•	The Statement of Net Assets now lists each fund’s 50 largest holdings, along with any other holdings that, in total for any issuer, represent 1% or more of the fund’s net assets.

•

If you want to see a complete list of your fund’s securities, you can find it on our website at www.vanguard.com and at the SEC’s website (www.sec.gov). Or you can call us at 800-662-7447 to request a copy of the list.

We think the SEC decision is good news for the shareholders, because it allows us to highlight essential information while also helping us to save money for you. The list in this report focuses on the securities that are most important to the fund and excludes details about smaller holdings that have minimal impact on performance. And because the list is so much shorter, the fund will see substantial savings in printing and mailing costs and in the amount of paper we use.

Our reports continue to include the Fund Profiles, which provide an excellent overall snapshot of your fund and its top holdings.

7

Your Fund’s Performance at a Glance:
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade Fund
Investor Shares	$10.50	$10.54	$0.470	$0.000
Admiral Shares	10.50	10.54	0.481	0.000
Institutional Shares	10.50	10.54	0.484	0.000
Intermediate-Term Investment-Grade Fund
Investor Shares	$9.73	$9.66	$0.489	$0.000
Admiral Shares	9.73	9.66	0.500	0.000
Long-Term Investment-Grade Fund
Investor Shares	$9.37	$9.15	$0.521	$0.000
Admiral Shares	9.37	9.15	0.533	0.000
High-Yield Corporate Fund
Investor Shares	$6.19	$6.22	$0.438	$0.000
Admiral Shares	6.19	6.22	0.446	0.000

8

Advisor’s Report

For the Short- and Intermediate-Term Investment-Grade Funds

During the fiscal year ended January 31, 2007, the Investor Shares of the Short-Term Investment-Grade Fund returned 5.0% and the Admiral and Institutional Shares each returned 5.1%. The Investor Shares of the Intermediate-Term Investment-Grade Fund returned 4.5%, and the fund’s Admiral Shares returned 4.6%. Both funds outperformed their benchmarks.

The investment environment

The U.S. economy continued to expand in 2006. As of this writing, the Commerce Department’s estimate of real gross domestic product growth over the 12 months ended December 31, 2006, was 3.4%. Consumer spending, adjusted for inflation, expanded at a solid 3.7% over the period, as rising incomes and improved job prospects have helped to partially mitigate high energy prices, a slumping housing market, and higher short-term interest rates. The highly cyclical industries of homebuilding and auto production (which together account for roughly 9% of the nation’s output) subtracted approximately 1 percentage point from growth during 2006, representing their largest drag in more than a decade.

The nation’s labor market remains tight and continues to improve. Anecdotal reports point to shortages of skilled workers in select industries, and certain broad wage statistics have begun to increase from their previously subdued pace.

The sharp decline in energy prices toward the end of 2006 reversed much of the previous run-up in various inflation measures. Federal Reserve Board officials have stressed that long-run inflation expectations, as reflected in the difference between nominal and inflation-adjusted interest rates, have remained fairly “contained.” Consequently, expectations for core CPI (consumer price index) inflation going forward are for a modest and gradual deceleration toward 2%.

The U.S. bond market

The beginning of the funds’ fiscal year saw three increases by the Fed in the federal funds target rate, bringing it to

Yields of U.S. Treasury Securities
			Change
Maturity	Jan. 31, 2006	Jan. 31, 2007	(basis points)[1]
2 years	4.52%	4.93%	+41
3 years	4.48	4.86	+38
5 years	4.45	4.82	+37
10 years	4.52	4.82	+30
30 years	4.68	4.92	+24

1 One basis point equals 1/100 of a percentage point.

Source: Vanguard.

9

5.25% in June. Although inflation indicators remained elevated, the Fed’s models predicted that, over time, inflationary pressures would subside as the effects of past rate hikes worked their way through the economy. This led them to suspend the pace of tightening in favor of allowing the lagged effect of past rate hikes to filter through the economy.

Weakness in interest-rate-sensitive sectors of the economy, particularly in housing and autos, exceeded expectations, exposing the vulnerability of the “soft-landing” scenario. The market quickly shifted gears, reversing the outlook for holding interest rates steady, and began preparing for the Fed to lower rates. Treasuries rallied and the yield curve inverted, with short-term Treasuries yielding more than long-term Treasuries.

The corporate bond market took these shifting rate environments in stride, posting an excess return for the fiscal year of 129 basis points (1.29%) versus Treasuries, as measured by the Lehman U.S. Corporate Index. As investors continued to hunt for yield in this low-credit-spread environment, option-adjusted yield spreads versus Treasuries tightened by 3 basis points. Lower-quality investment-grade credits led the outperformance when comparing BBBs versus AAs. In addition, crossover credits (those companies that had split credit ratings between investment-grade and sub-investment-grade) had a 382-basis-point excess return compared with the very strong performance of the high-yield sector, which had a 772-basis-point excess return.

Corporates outperformed most asset classes, including asset-backed securities, commercial mortgage-backed securities, and mortgages. Market-sector leaders were airlines, media-cable, entertainment, tobacco, and home construction. The primary areas driving performance down were gaming, independent energy, oilfield services, transportation services, and wireless. The new-issue market over the fiscal 12 months exceeded last year’s numbers, largely due to the increase in floating-rate issuance. Investment-grade fixed-rate issuance for 2006 was $426 billion (an increase of $68 billion over 2005), while floating-rate issuance for 2006 was $492 billion (a $173 billion increase).

Management of the funds

The funds outperformed their policy-neutral benchmarks over the 12 months, partly due to their bearish duration positions in a rising interest rate environment during the first half of the year. Other helpful factors included trades designed to take advantage of the yield curve’s flattening, high-yield credit selections, preferred stocks, and purchases of subordinated structures of high-quality financial institutions. We also incorporated a strategy of purchasing floating-rate securities to position ourselves for the rise in short-term rates. The funds currently reside in the neutral duration band, given our outlook that the Federal Reserve will not change the federal funds rate over the near term.

Robert F. Auwaerter, Principal

Vanguard Fixed Income Group

February 22, 2007

10

Advisor’s Report

For the Long-Term Investment-Grade and High-Yield Corporate Funds

During the fiscal year ended January 31, 2007, the Investor Shares of the Long-Term Investment-Grade Fund returned 3.4%, while those of the High-Yield Corporate Fund returned 7.9%. The funds’ Admiral Shares earned 3.5% and 8.0%, respectively.

Long-Term Investment-Grade Fund: The investment environment

The abundant liquidity available to private equity firms and the increased use of corporate leverage strategies have created an uneasy environment for investors in high-grade corporate bonds. Investment-grade corporate bonds offer little, if any, protection against a company expanding its leverage and lowering its credit rating. As a result of the increased use and acceptance of corporate leveraging, the overall quality of the corporate bond market has deteriorated.

At the same time, nominal interest rates remain stable and corporate profits continue to be robust, providing a buffer against these unfriendly elements that are spreading throughout the corporate bond market. Thus, the ability to service this debt is sufficient, so that investors are not fleeing from the high-grade corporate bond market.

The yield advantage of corporate bonds over U.S. Treasuries generally depends on the economy, liquidity conditions, and willingness of creditors to take on risk. With continued U.S. economic growth over the past 12 months, the appetite for credit risk has remained fairly constant; however, high-grade bonds are not at historically low risk premiums, owing to the concerns just mentioned.

Our approach to this heightened risk level is to increase our holdings in securities that are either sheltered from private equity sponsors or are in bonds issued by local or sovereign authorities, such as taxable municipal bonds and bonds issued by Canadian provinces. The credit default swap market has allowed some investors to purchase insurance against issuer defaults resulting from adverse leveraging transactions. We have chosen not to employ this strategy in your fund.

Although the bond market debates the intentions of the Federal Reserve, short-term borrowing rates are stable and inflation expectations are muted. One year ago, the 30-year Treasury bond yielded 4.7%; at this writing, on February 20, 2007, it is only marginally higher. The stability of the yield indicates that investors believe in the Fed’s commitment to containing inflation.

Performance and positioning

The Long-Term Investment-Grade Fund was fortunate not to own any issuers that were downgraded to non-investment-grade status because of attempts to boost a company’s stock price or as a result of deteriorating credit fundamentals. The fund’s performance over the past 12 months essentially matched that of its benchmark, the Lehman Long Credit A or Better Index.

11

Our decision to shorten duration relative to our normal range was a step in the right direction; however an even shorter duration would have mitigated some of the damage to market value as rates rose and principal values declined over the period. Our allocation decisions in several credits also detracted from results. The fund’s position in long-term investment-grade bonds with excellent call protection should contribute to income stability, however. The fund’s major risk, given its long duration and maturity, is a rise in long-term interest rates. We anticipate inflation expectations will remain contained in the coming quarters as confidence in the Fed and its inflation-fighting vigilance continue. Our bias is to marginally shorten the fund’s duration, since we are anticipating the yield curve’s steepening as long-term rates begin to inch higher than short-term rates.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

High-Yield Corporate Fund: The investment environment

The environment for high-yield bonds remained positive over the past year, buoyed by low default rates, solid corporate earnings, available capital, and the market’s healthy appetite for risk.

New issuance over the past year far surpassed levels from the previous year as issuers were eager to meet the market’s demand for high-yield securities. Thirty-five percent of new issuance was used to fund corporate restructurings (mergers, acquisitions, leveraged buyouts, recapitalizations), which are often unfriendly to bondholders.

Companies whose balance sheets reflect the shouldering of additional debt can be headed for greater levels of secured indebtedness. In turn, this can trigger downgrades to unsecured high-yield debt and potentially lower recovery values in the event of default. We are concerned about this trend in the intermediate term.

The risk premium for high-yield corporate bonds over Treasuries remains near all-time lows. Currently, the yield spread between the 10-year Treasury and comparable high-yield securities is 281 basis points, a contraction of 75 basis points from a year ago. The spread remains well inside the ten-year average of about 500 basis points. Although we are surprised that spreads remain narrow, recent history suggests that this low environment could persist for several more years.

In the first half of fiscal 2007, the Fed continued with its deliberate rate hikes in anticipation of inflation fears. By midyear, the effects of the slowing housing market and high energy prices muted consumer discretionary spending. The Fed responded by pausing its interest rate increases in August. Today, lower energy prices and signs of stability in the housing market have reduced the likelihood of recession. We believe the Fed will keep rates steady for the foreseeable future, a positive sign for the high-yield market, as liquidity should remain plentiful.

At the same time, the Fed’s holding pattern may have negative interest rate ramifications that result in downward price pressure to the high-yield market. A year ago, the 3-month Treasury bill yielded 4.5% and the 10-year Treasury bond yielded 4.5%. This term structure

12

represents a flat yield curve, with shorter-dated Treasuries yielding the same as longer-dated Treasuries. Currently, the yield curve is inverted, with shorter-dated Treasuries yielding more than longer-dated Treasuries (the 3-month is yielding 5.1% and the 10-year is yielding 4.8%). Given our belief that neither recession nor excessive inflation is likely, we believe that the yield curve should return to a normal upward slope with 10-year Treasury yields increasing. This scenario could cause high-yield bond prices to fall.

Looking forward, however, we expect that strong market fundamentals will overshadow the risks outlined here. We believe that 2007 returns will be driven primarily by interest income as opposed to capital appreciation.

Performance and positioning

There were no defaults in the High-Yield Corporate Fund, consistent with the portfolio’s historically low default environment. The fund benefited from its relative weightings in the food sector, as well as from credit decisions in the utilities and metals sectors.

The fund’s higher-quality bias hurt performance as lower-quality bonds outperformed higher-quality bonds. The fund was considerably underweighted in both the cable sector rated “below single-B” and in the troubled auto sector, both of which performed very well. More broadly, the fund did not capture sufficient capital appreciation as risk premiums narrowed.

The fund’s investment objective and strategy remain consistent. Within the below-investment-grade spectrum of the corporate bond market, the portfolio tends to maintain an overweight to higher-quality credits in an effort to minimize defaults and to provide stable income. We prefer established franchises that exhibit greater predictability of cash flows than those generally at the lower end of the credit spectrum. Over the long term, we expect this strategy to reward investors.

Although we continue to diversify the fund’s holdings by issuer and industry, we have recently increased our weightings in securities in which we have strong conviction. We believe these more meaningful positions will benefit the fund over the long term. We continue to avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of the potential volatility of these instruments.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

February 20, 2007

13

Short-Term Investment-Grade Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	718	1,133	7,158
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.2%
Institutional Shares	5.2%
Yield to Maturity	5.4%[3]	5.4%	5.5%
Average Coupon	5.3%	5.6%	5.4%
Average Effective
Maturity	3.0 years	3.1 years	7.0 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	2.2 years	2.7 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Institutional Shares	0.07%
Short-Term Reserves	1%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	19%
Finance	32
Foreign	1
Government Mortgage-Backed	5
Industrial	18
Treasury/Agency	20
Utilities	4
Short-Term Reserves	1%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.86
Beta	0.69	0.41

Distribution by Credit Quality[4] (% of portfolio)

Aaa	47%
Aa	19
A	19
Baa	14
Ba	1

Distribution by Maturity (% of portfolio)

Under 1 Year	21%
1–3 Years	53
3–5 Years	18
Over 5 Years	8

Investment Focus

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

14

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Fund Investor Shares	4.96%	3.68%	5.13%	$16,492
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman 1–5 Year U.S. Credit Index	4.74	4.47	5.76	17,502
Average 1–5 Year Investment-Grade Fund[1]	3.98	3.07	4.46	15,463

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Short-Term Investment-Grade Fund Admiral Shares	5.07%	3.77%	4.33%	$128,815
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman 1–5 Year U.S. Credit Index	4.74	4.47	5.11	134,652

				Final Value of
			Since	a $50,000,000
	One Year	Five Years	Inception[2]	Investment
Short-Term Investment-Grade Fund Institutional Shares	5.11%	3.81%	5.12%	$79,685,087
Lehman Aggregate Bond Index	4.28	4.88	5.97	85,923,220
Lehman 1–5 Year U.S. Credit Index	4.74	4.47	5.61	83,259,195

1 Derived from data provided by Lipper Inc.

2 Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.

15

Short-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	1.1%	6.4%	7.5%	8.0%
1999	–0.1	6.3	6.2	7.1
2000	–3.4	6.2	2.8	1.5
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007	0.4	4.6	5.0	4.7

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/29/1982	4.99%	3.74%	–0.18%	5.34%	5.16%
Admiral Shares	2/12/2001	5.11	3.82	–0.27[2]	4.63[2]	4.36[2]
Institutional Shares	9/30/1997	5.14	3.86	–0.24[2]	5.38[2]	5.14[2]

1 Lehman 1–5 Year U.S. Credit Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 24–26 for dividend and capital gains information.

16

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2007

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Note	3.500%	2/15/10	190,000	182,845	1.0%
U.S. Treasury Note	3.875%	5/15/10	140,000	135,975	0.8%
U.S. Treasury Note	4.000%	4/15/10	107,200	104,588	0.6%
U.S. Treasury Note	3.375%	9/15/09	97,780	94,220	0.5%
U.S. Treasury Note	4.875%	8/15/09	90,000	89,986	0.5%
U.S. Treasury Note	3.125%	10/15/08	80,000	77,625	0.4%
U.S. Treasury Note	3.375%	10/15/09	70,000	67,386	0.4%
U.S. Treasury Note	4.500%	11/30/11	62,300	61,433	0.4%
U.S. Treasury Note	5.125%	6/30/08	58,875	58,967	0.3%
U.S. Treasury Note	3.000%	2/15/08	57,500	56,314	0.3%
U.S. Treasury Note	3.625%–4.875%	4/30/08–2/15/13	135,903	134,179	0.8%
				1,063,518	6.0%
Mortgage-Backed Securities
Conventional Mortgage-Backed Securities
[1,2] Federal Home Loan
Mortgage Corp.	6.000%–7.000%	1/1/09–4/1/17	19,766	20,031	0.1%
[1,2] Federal National
Mortgage Assn.	5.500%	3/1/22	59,300	59,022	0.4%
[1,2] Federal National
Mortgage Assn.	5.000%	2/1/22	59,300	57,984	0.3%
[1,2] Federal National
Mortgage Assn.	4.500%	2/1/22	59,300	56,891	0.3%
[1,2] Federal National
Mortgage Assn.	6.000%–7.500%	10/1/11–5/1/17	57,272	58,180	0.3%

17

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Nonconventional Mortgage-Backed Securities
[1,2]	Federal Home Loan
	Mortgage Corp.	3.666%–5.109%	5/15/18–8/1/33	256,347	254,054	1.4%
[1,2]	Federal National
	Mortgage Assn.	3.000%–5.500%	8/25/27–10/1/33	393,005	387,748	2.2%
					893,910	5.0%
Total U.S. Government and Agency Obligations (Cost $2,021,892)					1,957,428	11.0%
Corporate Bonds
Asset-Backed/Commercial
	Mortgage-Backed Securities
2	Banc of America Funding Corp.	5.641%	9/20/46	89,668	89,562	0.5%
2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.835%	10/25/36	92,497	92,759	0.5%
[2,3,4]	BMW Floorplan Master
	Owner Trust	5.320%	9/17/11	107,500	107,499	0.6%
2	Chase Manhattan Auto
	Owner Trust	5.340%	7/15/10	62,600	62,623	0.4%
2	First Horizon Mortgage
	Pass-Through Trust	5.527%	1/25/37	91,722	91,353	0.5%
2	JP Morgan Mortgage Trust	5.302%	7/25/35	93,700	92,752	0.5%
[2,4]	National City Credit Card
	Master Trust	5.370%	8/15/12	57,400	57,641	0.4%
2	Residential Funding Mortgage
	Securities I	5.877%	8/25/36	68,633	68,896	0.4%
2	Sequoia Mortgage Trust	5.671%	9/20/46	89,856	89,623	0.5%
2	USAA Auto Owner Trust	4.550%	2/16/10	57,900	57,461	0.3%
2	Wells Fargo Mortgage Backed
	Securities Trust	5.668%	10/25/36	87,629	86,911	0.5%
2	World Omni Auto Receivables Trust	5.010%	10/15/10	58,200	58,000	0.4%
†	Other–Asset-Backed/Commercial
	Mortgage-Backed Securities				3,024,629	17.0%
					3,979,709	22.5%
Finance
	Banking
4	Allied Irish Banks	5.360%	8/3/07	63,495	63,461	0.4%
[3,4]	ANZ National Bank
	International Ltd.	5.430%	4/14/08	56,800	56,838	0.3%
	Bank of America Corp.	5.375%	8/15/11	65,000	65,193	0.4%
4	Bank of Ireland	5.415%	12/18/09	61,800	61,798	0.3%
4	Bank of Nova Scotia	5.360%	3/28/08	94,000	94,066	0.5%
[3,4]	BBVA US Senior S.A.
	Unipersonal	5.430%	4/17/09	117,500	117,571	0.7%
4	Citigroup, Inc.	5.493%	6/9/09	81,000	81,194	0.5%
[3,4]	DnB NOR Bank ASA	5.430%	10/13/09	60,900	60,929	0.3%
	Golden West Financial Corp.	4.125%	8/15/07	10,975	10,904	0.1%
4	HBOS Treasury Services PLC	5.410%	12/8/10	89,800	89,796	0.5%
	HSBC Bank PLC	6.950%	3/15/11	4,800	5,069	0.0%
	HSBC Bank USA	3.875%–5.490%	9/15/09–12/14/09	77,000	75,776	0.4%
	JPMorgan Chase & Co.	5.500%	3/26/07	94,009	94,025	0.5%
	Republic New York Corp.	5.875%	10/15/08	9,934	10,021	0.1%
[3,4]	Royal Bank of Scotland
	Group PLC	5.410%	7/21/08	97,700	97,766	0.6%
[3,4]	Santander U.S. Debt, S.A.
	Unipersonal	5.426%	11/20/09	119,400	119,398	0.7%
4	Southtrust Bank NA	5.420%	6/14/07	38,000	38,008	0.2%

18

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	SunTrust Banks, Inc.	5.490%	6/2/09	56,470	56,580	0.3%
2	Wachovia Capital Trust III	5.800%	12/31/49	18,125	18,203	0.1%
	Wachovia Corp.	5.410%–6.375%	7/20/07–3/15/09	148,300	149,550	0.8%
4	Wells Fargo & Co.	5.423%	9/28/07	86,800	86,846	0.5%
	Wells Fargo & Co.	3.750%–5.250%	10/15/07–1/15/10	89,300	87,562	0.5%
	Wells Fargo Bank NA	6.450%	2/1/11	23,800	24,747	0.1%
	Western Financial Bank	9.625%	5/15/12	5,610	6,201	0.0%
4	World Savings Bank, FSB	5.429%	6/1/07	57,050	57,065	0.3%
4	Zions Bancorp.	5.480%	4/15/08	65,700	65,698	0.4%
†	Other–Banking				1,859,965	10.5%

	Brokerage
4	Goldman Sachs Group, Inc.	5.485%	10/5/07	59,750	59,801	0.4%
	Goldman Sachs Group, Inc.	5.446%–5.690%	7/23/09–1/15/17	142,085	142,338	0.8%
	Lehman Brothers
	Holdings, Inc.	5.750%	7/18/11	69,400	70,458	0.4%
4	Merrill Lynch & Co., Inc.	5.588%	2/5/10	56,575	56,780	0.3%
[4]^	Morgan Stanley Dean Witter	5.640%	1/15/10	100,900	101,450	0.6%
†	Other–Brokerage				362,190	2.0%

	Finance Companies
	General Electric
	Capital Corp.	3.500%–5.875%	8/15/07–3/3/12	195,166	192,803	1.1%
2	HSBC Finance Capital
	Trust IX	5.911%	11/30/35	5,000	5,022	0.0%
	HSBC Finance Corp.	4.125%–7.875%	3/1/07–1/14/11	105,455	103,870	0.6%
†	Other–Finance Companies				566,806	3.2%

	Insurance
	Chubb Corp.	5.472%	8/16/08	97,900	98,136	0.6%
[5]†	Other–Insurance				841,137	4.7%

	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,628	0.0%
†	Other–Real Estate Investment Trusts				242,163	1.4%

†	Finance-Other				17,995	0.1%
					6,422,807	36.2%
Industrial
†	Basic Industry				53,997	0.3%

	Capital Goods
4	Caterpillar Financial Services Corp.	5.426%	8/11/09	74,100	74,117	0.4%
†	Other-Capital Goods				516,564	2.9%

	Communication
	Telefonos de Mexico SA	4.500%	11/19/08	58,830	57,653	0.3%
†	Other-Communication				737,762	4.2%

	Consumer Cyclical
4	Paccar Financial Corp.	5.400%	10/26/09	60,880	60,879	0.3%
†	Other-Consumer Cyclical				772,321	4.4%

	Consumer Noncyclical
	General Mills, Inc.	5.125%	2/15/07	66,900	66,887	0.4%
†	Other-Consumer Noncyclical				715,451	4.0%

19

Short-Term Investment-Grade Fund

				Market	Percentage
				Value•	of Net
				($000)	Assets
†	Energy			112,153	0.6%
†	Technology			144,158	0.8%
†	Transportation			363,904	2.1%
†	Industrial–Other			59,316	0.3%
				3,735,162	21.0%
Utilities
†	Electric			660,460	3.7%
†	Natural Gas			176,353	1.0%
				836,813	4.7%
Total Corporate Bonds (Cost $15,007,479)				14,974,491	84.4%
†	Sovereign Bonds (U.S. Dollar-Denominated) (Cost $267,342)			264,757	1.5%
†	Taxable Municipal Bond (Cost $2,500)			2,484	0.0%

		Coupon	Shares
Preferred Stocks
	Federal Home Loan Mortgage Corp.	5.570%	1,175,500	29,199	0.2%
	General Electric Capital Corp.	6.450%	300,000	7,791	0.0%
4	Goldman Sachs Group, Inc.	6.116%	2,080,000	54,600	0.3%
†	Other–Preferred Stocks			50,284	0.3%
Total Preferred Stocks (Cost $139,051)				141,874	0.8%
Temporary Cash Investments
6	Vanguard Market Liquidity Fund, 5.272%		442,046,511	442,047	2.5%
6	Vanguard Market Liquidity Fund, 5.272%—Note F		1,030,000	1,030	0.0%
Total Temporary Cash Investments (Cost $443,077)				443,077	2.5%
Total Investments (Cost $17,881,341)				17,784,111	100.2%
Other Assets and Liabilities
Other Assets—Note B				226,074	1.2%
Liabilities—Note F				(254,184)	(1.4%)
				(28,110)	(0.2%)
Net Assets				17,756,001	100.0%

20

Short-Term Investment-Grade Fund

At January 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	18,180,570
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(299,315)
Unrealized Depreciation
Investment Securities	(97,230)
Futures Contracts	(21,717)
Swap Contracts	(6,307)
Net Assets	17,756,001

Investor Shares—Net Assets
Applicable to 982,948,218 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,363,897
Net Asset Value Per Share—Investor Shares	$10.54

Admiral Shares—Net Assets
Applicable to 663,198,509 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,992,559
Net Asset Value Per Share—Admiral Shares	$10.54

Institutional Shares—Net Assets
Applicable to 37,894,256 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	399,545
Net Asset Value Per Share—Institutional Shares	$10.54

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate value of these securities was $2,370,123,000, representing 13.3% of net assets.

4	Adjustable-rate security.
5	Securities with a value of $17,013,000 have been segregated as initial margin for open futures contracts.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

21

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends	4,157
Interest[1]	831,155
Security Lending	26
Total Income	835,338
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,412
Management and Administrative—Investor Shares	17,767
Management and Administrative—Admiral Shares	4,593
Management and Administrative—Institutional Shares	147
Marketing and Distribution—Investor Shares	2,431
Marketing and Distribution—Admiral Shares	1,437
Marketing and Distribution—Institutional Shares	111
Custodian Fees	230
Auditing Fees	30
Shareholders’ Reports—Investor Shares	275
Shareholders’ Reports—Admiral Shares	33
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	20
Total Expenses	28,486
Expenses Paid Indirectly—Note C	(220)
Net Expenses	28,266
Net Investment Income	807,072
Realized Net Gain (Loss)
Investment Securities Sold	(15,450)
Futures Contracts	3,320
Swap Contracts	(14,247)
Realized Net Gain (Loss)	(26,377)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	83,029
Futures Contracts	(18,212)
Swap Contracts	9,582
Change in Unrealized Appreciation (Depreciation)	74,399
Net Increase (Decrease) in Net Assets Resulting from Operations	855,094

1 Interest income from an affiliated company of the fund was $14,763,000.

22

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	807,072	663,871
Realized Net Gain (Loss)	(26,377)	(39,321)
Change in Unrealized Appreciation (Depreciation)	74,399	(185,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	855,094	439,301
Distributions
Net Investment Income
Investor Shares	(461,070)	(422,884)
Admiral Shares	(310,998)	(208,543)
Institutional Shares	(20,571)	(25,765)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(792,639)	(657,192)
Capital Share Transactions—Note G
Investor Shares	(86,791)	(2,491,211)
Admiral Shares	235,739	2,543,399
Institutional Shares	(118,667)	(364,939)
Net Increase (Decrease) from Capital Share Transactions	30,281	(312,751)
Total Increase (Decrease)	92,736	(530,642)
Net Assets
Beginning of Period	17,663,265	18,193,907
End of Period	17,756,001	17,663,265

23

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82
Investment Operations
Net Investment Income	.479	.389	.355	.415	.569
Net Realized and Unrealized Gain (Loss)
on Investments	.031	(.135)	(.173)	.043	(.040)
Total from Investment Operations	.510	.254	.182	.458	.529
Distributions
Dividends from Net Investment Income	(.470)	(.384)	(.362)	(.428)	(.569)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.470)	(.384)	(.362)	(.428)	(.569)
Net Asset Value, End of Period	$10.54	$10.50	$10.63	$10.81	$10.78

Total Return	4.96%	2.44%	1.71%	4.31%	5.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,364	$10,414	$13,049	$11,732	$8,828
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.18%	0.21%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.55%	3.68%	3.31%	3.80%	5.27%
Portfolio Turnover Rate	43%	31%	37%	43%	65%

24

Short-Term Investment-Grade Fund

Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82
Investment Operations
Net Investment Income	.490	.400	.363	.423	.575
Net Realized and Unrealized Gain (Loss)
on Investments	.031	(.135)	(.173)	.043	(.040)
Total from Investment Operations	.521	.265	.190	.466	.535
Distributions
Dividends from Net Investment Income	(.481)	(.395)	(.370)	(.436)	(.575)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.481)	(.395)	(.370)	(.436)	(.575)
Net Asset Value, End of Period	$10.54	$10.50	$10.63	$10.81	$10.78

Total Return	5.07%	2.55%	1.79%	4.40%	5.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,993	$6,733	$4,254	$3,907	$2,732
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.11%	0.13%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.66%	3.79%	3.38%	3.87%	5.30%
Portfolio Turnover Rate	43%	31%	37%	43%	65%

25

Short-Term Investment-Grade Fund

Institutional Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82
Investment Operations
Net Investment Income	.493	.404	.366	.427	.582
Net Realized and Unrealized Gain (Loss)
on Investments	.031	(.135)	(.173)	.043	(.040)
Total from Investment Operations	.524	.269	.193	.470	.542
Distributions
Dividends from Net Investment Income	(.484)	(.399)	(.373)	(.440)	(.582)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.484)	(.399)	(.373)	(.440)	(.582)
Net Asset Value, End of Period	$10.54	$10.50	$10.63	$10.81	$10.78

Total Return	5.11%	2.58%	1.81%	4.43%	5.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$400	$517	$891	$849	$524
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.69%	3.82%	3.41%	3.90%	5.39%
Portfolio Turnover Rate	43%	31%	37%	43%	65%

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional

27

Short-Term Investment-Grade Fund

amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

28

Short-Term Investment-Grade Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $1,717,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $21,000 and custodian fees by $199,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $14,433,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2007, the fund had available realized losses of $320,701,000 to offset future net capital gains of $12,313,000 through January 31, 2009, $191,725,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, $31,981,000 through January 31, 2015, and $5,276,000 through January 31, 2016.

At January 31, 2007, the cost of investment securities for tax purposes was $17,881,341,000. Net unrealized depreciation of investment securities for tax purposes was $97,230,000, consisting of unrealized gains of $34,025,000 on securities that had risen in value since their purchase and $131,255,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long (Short) Contracts	Value	(Depreciation)
2-Year Treasury Note	12,887	2,623,713	(13,436)
5-Year Treasury Note	5,678	593,528	(8,280)
10-Year Treasury Note	(300)	32,025	(1)

29

Short-Term Investment-Grade Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2007, the fund had the following open swap contracts:

Credit Default Swaps					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Fifth Third Bancorp	4/2/07	DBS	38,550	0.450%	17
Procter & Gamble Co.	9/20/08	DBS	111,800	0.120%	146
United Parcel Service	3/20/08	WB	94,670	0.070%	42
					205

Interest Rate Swaps			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
3/9/07	JPM	34,200	3.108%	(5.353%)[2]	(69)
3/10/07	DBS	19,650	2.698%	(5.353%)[2]	(52)
4/2/07	DBS	38,550	3.085%	(5.360%)[2]	(141)
4/5/07	LEH	39,000	2.708%	(5.360%)[2]	(175)
5/25/07	ABN	52,300	3.193%	(5.370%)[2]	(349)
6/14/07	DBS	38,000	3.220%	(5.360%)[2]	(298)
11/1/07	ABN	33,100	3.163%	(5.371%)[2]	(547)
12/28/07	LEH	14,700	4.897%	(5.364%)[2]	(67)
1/15/08	LEH	61,900	3.345%	(5.360%)[2]	(1,181)
3/28/08	LEH	94,000	4.758%	(5.320%)[3]	(660)
9/19/08	LEH	119,400	4.743%	(5.365%)[2]	(1,112)
4/17/09	LEH	117,500	5.637%	(5.360%)[2]	857
5/18/09	LEH	44,000	5.601%	(5.375%)[2]	303
6/2/09	DBS	40,850	3.765%	(5.370%)[2]	(1,342)
6/2/09	WB	56,470	5.629%	(5.370%)[2]	425
6/9/09	LEH	81,000	5.636%	(5.353%)[2]	631
7/27/09	LEH	35,000	5.468%	(5.360%)[2]	162
8/11/09	BS	74,100	5.062%	(5.364%)[2]	(360)
8/21/09	LEH	43,450	5.274%	(5.375%)[2]	5
8/25/09	LEH	16,160	5.628%	(5.370%)[2]	137
9/17/09	BS	70,000	5.183%	(5.320%)[3]	(143)
10/13/09	LEH	60,900	5.052%	(5.360%)[2]	(316)
10/26/09	LEH	60,880	5.170%	(5.360%)[2]	(133)
11/16/09	BS	9,500	5.413%	(5.320%)[3]	36
11/20/09	LEH	119,400	4.979%	(5.350%)[2]	(863)
12/9/09	LEH	18,900	5.414%	(5.353%)[2]	76
12/14/09	LEH	38,500	5.414%	(5.360%)[2]	158
12/17/09	LEH	23,500	5.413%	(5.361%)[2]	96
12/18/09	LEH	61,800	4.973%	(5.362%)[2]	(461)

30

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
12/23/09	LEH	49,750	5.045%	(5.364%)[2]	(278)
1/15/10	WB	100,900	5.416%	(5.360%)[2]	438
2/15/10	WB	75,000	5.468%	(5.320%)[3]	430
5/10/10	LEH	41,400	5.239%	(5.374%)[2]	(11)
5/18/10	BS	48,900	5.154%	(5.320%)[2]	(129)
6/28/10	LEH	15,700	5.413%	(5.363%)[2]	80
7/11/10	BS	37,500	5.195%	(5.320%)[3]	(67)
8/2/10	LEH	20,000	5.419%	(5.371%)[2]	108
8/15/10	LEH	41,500	5.418%	(5.374%)[2]	220
					(4,592)

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
6/30/07	UBS	146,880	5.260%	(529)
7/31/07	UBS	146,880	5.260%	(529)
Lehman AAA Commercial Mortgage-Backed
Securities Index
2/28/07	WB	47,000	5.020%	(862)
				(1,920)

1 ABN—ABN Amro.
BS—Bear Stearns.
DBS—Deutsche Bank Securities.
JPM—J.P. Morgan Securities.
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS Securities LLC.
WB—Wachovia Bank.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

31

Short-Term Investment-Grade Fund

E. During the year ended January 31, 2007, the fund purchased $4,784,123,000 of investment securities and sold $6,654,549,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,934,539,000 and $2,028,892,000, respectively.

F. The market value of securities on loan to broker-dealers at January 31, 2007, was $1,005,000, for which the fund received cash collateral of $1,030,000.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,303,235	219,212	2,959,482	280,295
Issued in Lieu of Cash Distributions	419,693	39,942	373,829	35,455
Redeemed	(2,809,719)	(267,572)	(5,824,522)	(551,800)
Net Increase (Decrease)—Investor Shares	(86,791)	(8,418)	(2,491,211)	(236,050)
Admiral Shares
Issued	2,203,023	209,668	4,503,710	426,686
Issued in Lieu of Cash Distributions	260,597	24,799	167,527	15,902
Redeemed	(2,227,881)	(212,189)	(2,127,838)	(201,829)
Net Increase (Decrease)—Admiral Shares	235,739	22,278	2,543,399	240,759
Institutional Shares
Issued	76,400	7,267	86,093	8,168
Issued in Lieu of Cash Distributions	15,113	1,438	18,760	1,779
Redeemed	(210,180)	(20,021)	(469,792)	(44,571)
Net Increase (Decrease)—Institutional Shares	(118,667)	(11,316)	(364,939)	(34,624)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

32

Intermediate-Term Investment-Grade Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	528	1,082	7,158
Yield		—	—
Investor Shares	5.3%
Admiral Shares	5.4%
Yield to Maturity	5.5%[3]	5.7%	5.5%
Average Coupon	5.6%	5.6%	5.4%
Average Effective Maturity	7.0 years	7.5 years	7.0 years
Average Quality[4]	Aa3	A2	Aa1
Average Duration	5.1 years	5.9 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Short-Term Reserves	1%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	7%
Finance	36
Foreign	2
Government Mortgage-Backed	2
Industrial	27
Treasury/Agency	18
Utilities	7
Short-Term Reserves	1%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	0.83	1.14

Distribution by Credit Quality[4] (% of portfolio)

Aaa	33%
Aa	14
A	34
Baa	18
Ba	1

Distribution by Maturity (% of portfolio)

Under 1 Year	3%
1–5 Years	31
5–10 Years	59
10–20 Years	7

Investment Focus

1 Lehman 5–10 Year Credit U.S. Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

33

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Investment-Grade
Fund Investor Shares	4.45%	5.31%	6.25%	$18,337
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman 5–10 Year U.S. Credit Index	4.43	6.17	6.74	19,194
Average Intermediate Investment-Grade Fund[1]	3.95	4.33	5.34	16,827

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Intermediate-Term Investment-Grade
Fund Admiral Shares	4.57%	5.41%	5.92%	$140,935
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman 5–10 Year U.S. Credit Index	4.43	6.17	6.54	145,934

1 Derived from data provided by Lipper Inc.

2 February 12, 2001.

34

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	3.3%	6.9%	10.2%	10.4%
1999	1.2	6.5	7.7	8.4
2000	–8.9	6.2	–2.7	–3.7
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007	–0.7	5.2	4.5	4.4

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	11/1/1993	4.43%	5.51%	0.25%	6.04%	6.29%
Admiral Shares	2/12/2001	4.55	5.61	0.45[2]	5.57[2]	6.02[2]

1 Lehman 5–10 Year U.S. Credit Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 43–44 for dividend and capital gains information.

35

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2007

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Bond	3.625%	5/15/13	5,000	4,683	0.1%
U.S. Treasury Note	4.875%	2/15/12	152,800	153,348	2.9%
U.S. Treasury Note	4.250%	8/15/13	87,700	84,987	1.6%
U.S. Treasury Note	4.875%	8/15/16	80,750	80,977	1.5%
U.S. Treasury Note	4.000%	2/15/14	80,200	76,252	1.5%
U.S. Treasury Note	4.250%	11/15/13	78,630	76,075	1.5%
U.S. Treasury Note	4.625%	11/15/16	33,900	33,370	0.6%
U.S. Treasury Note	4.250%	8/15/14	33,400	32,189	0.6%
U.S. Treasury Note	4.375%	8/15/12	31,500	30,865	0.6%
U.S. Treasury Note	3.875%	2/15/13	25,980	24,709	0.5%
U.S. Treasury Note	4.000%–4.625%	4/15/10–11/15/15	56,350	55,071	1.1%
				652,526	12.5%
Agency Bonds and Notes
Agency for International
Development–Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	20,000	19,140	0.4%

Mortgage-Backed Securities
Conventional Mortgage-Backed
Securities
[1,2] Federal National Mortgage Assn.	5.500%	3/1/22	23,325	23,216	0.5%
[1,2] Federal National Mortgage Assn.	5.000%	2/1/22	23,325	22,807	0.4%
[1,2] Federal National Mortgage Assn.	4.500%	2/1/22	23,325	22,378	0.4%
† Other–Conventional Mortgage-Backed
Securities				5,003	0.1%

36

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Nonconventional Mortgage-Backed Securities
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	6/15/24	18,762	18,560	0.4%
†	Other–Nonconventional
	Mortgage-Backed Securities				10,773	0.2%
					102,737	2.0%
Total U.S. Government and Agency Obligations (Cost $783,914)					774,403	14.9%
Corporate Bonds
Asset Backed/Commercial
	Mortgage-Backed Securities
[2,3]	Chase Issuance Trust	5.360%	10/15/12	25,000	25,080	0.5%
[2,3]	Citibank Credit Card Issuance Trust	5.390%	10/20/14	25,000	25,136	0.5%
[2,3]	Discover Card Master Trust I	5.330%	9/16/10	25,000	25,021	0.5%
[2,3]	MBNA Credit Card Master Note Trust	5.380%	6/15/15	31,000	31,114	0.6%
†	Other–Asset Backed/Commercial
	Mortgage-Backed Securities				262,363	5.0%
					368,714	7.1%
Finance
	Banking
4	Bank of America Corp.	4.875%–5.420%	9/15/12–3/15/17	60,821	59,521	1.1%
3	Citigroup, Inc.	5.493%	6/9/09	25,700	25,760	0.5%
	Citigroup, Inc.	5.625%	8/27/12	20,000	20,242	0.4%
	Citigroup, Inc.	5.000%–7.250%	10/1/10–1/17/16	19,900	19,554	0.4%
	Credit Suisse First Boston
	USA, Inc.	4.875%	1/15/15	25,000	24,071	0.5%
	Credit Suisse First Boston
	USA, Inc.	5.500%	8/16/11	20,000	20,151	0.4%
	Golden West Financial Corp.	4.750%	10/1/12	22,450	21,693	0.4%
	HSBC Bank USA	4.625%	4/1/14	22,000	20,889	0.4%
	HSBC Bank USA	3.875%	9/15/09	1,500	1,449	0.0%
	MBNA Corp.	7.500%	3/15/12	6,145	6,704	0.1%
	Southtrust Corp.	5.800%	6/15/14	14,705	14,900	0.3%
	Wachovia Bank NA	4.800%	11/1/14	10,000	9,523	0.2%
	Wachovia Capital Trust III	5.800%	12/31/49	31,500	31,635	0.6%
	Washington Mutual Bank	5.650%	8/15/14	19,500	19,410	0.4%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	10,000	10,525	0.2%
	Wells Fargo & Co.	4.200%	1/15/10	20,000	19,425	0.4%
	Western Financial Bank	9.625%	5/15/12	1,640	1,813	0.0%
[5]†	Other–Banking				609,805	11.7%

	Brokerage
	Bear Stearns Co., Inc.	5.550%	1/22/17	20,000	19,749	0.4%
	Goldman Sachs Group, Inc.	5.625%	1/15/17	48,000	47,345	0.9%
3	Goldman Sachs Group, Inc.	5.663%–5.690%	7/23/09–6/28/10	12,500	12,582	0.2%
	Lehman Brothers
	Holdings, Inc.	5.750%	5/17/13	28,000	28,460	0.5%
	Lehman Brothers
	Holdings, Inc.	5.500%	4/4/16	25,000	24,916	0.5%
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	24,351	0.5%
	Morgan Stanley Dean Witter	4.750%	4/1/14	21,250	20,188	0.4%
†	Other–Brokerage				56,447	1.1%

37

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Finance Companies
	American General
	Finance Corp.	5.850%	6/1/13	25,000	25,471	0.5%
4	American General
	Finance Corp.	4.875%–6.000%	5/15/10–1/15/67	36,500	36,261	0.7%
	General Electric Capital Corp.	5.875%	2/15/12	54,600	55,917	1.1%
	General Electric Capital Corp.	6.000%	6/15/12	25,000	25,756	0.5%
	General Electric Capital Corp.	4.375%	11/21/11–3/3/12	15,400	14,804	0.3%
	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	27,618	0.5%
	HSBC Finance Corp.	4.125%–5.710%	11/16/09-9/14/12	13,000	12,916	0.2%
	International Lease
	Finance Corp.	5.750%–5.875%	6/15/11–5/1/13	14,700	14,986	0.3%
†	Other–Finance Companies				135,411	2.6%

	Insurance
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	25,000	24,450	0.5%
†	Other–Insurance				230,488	4.4%

	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	1,900	1,882	0.0%
†	Other–Real Estate Investment Trusts				164,723	3.2%

†	Finance–Other				5,295	0.1%
					1,947,086	37.4%
Industrial
†	Basic Industry				32,163	0.6%

	Capital Goods
	United Technologies Corp.	6.350%	3/1/11	30,600	31,727	0.6%
†	Other–Capital Goods				178,687	3.4%

	Communication
	France Telecom	7.750%	3/1/11	25,000	27,128	0.5%
	Verizon Global Funding Corp.	7.375%	9/1/12	20,000	21,808	0.4%
†	Other–Communication				229,337	4.4%

	Consumer Cyclical
	DaimlerChrysler North America
	Holding Corp.	5.750%	9/8/11	30,000	29,889	0.6%
	Target Corp.	5.375%	6/15/09	23,100	23,164	0.4%
	Toyota Motor Credit Corp.	4.350%	12/15/10	20,000	19,417	0.4%
	Wal-Mart Stores, Inc.	4.125%	2/15/11	34,000	32,650	0.6%
†	Other–Consumer Cyclical				180,782	3.5%

	Consumer Noncyclical
4	Health Care Services Corp.	7.750%	6/15/11	20,000	21,529	0.4%
	Medtronic Inc.	4.750%	9/15/15	20,000	18,829	0.4%
	Nabisco Inc.	7.550%	6/15/15	25,000	28,117	0.5%
†	Other–Consumer Noncyclical				348,263	6.7%

†	Energy				60,985	1.2%
†	Technology				31,339	0.6%
†	Transportation				96,796	1.9%

38

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Industrial–Other
4	Targeted Return Index Securities Trust	6.962%	1/15/12	14,400	15,195	0.3%
†	Other—Industrial–Other				27,464	0.5%
					1,455,269	27.9%
Utilities
	Electric Utilities
	Nstar	8.000%	2/15/10	20,000	21,483	0.4%
	Southern California Edison Co.	7.625%	1/15/10	20,000	21,154	0.4%
†	Other–Electric Utilities				259,248	5.0%

†	Natural Gas				84,766	1.6%
					386,651	7.4%
Total Corporate Bonds (Cost $4,192,021)					4,157,720	79.8%
†Sovereign Bonds (U.S. Dollar-Denominated) (Cost $117,882)					117,863	2.3%
				Shares
Preferred Stocks
3	Bank of America Corp.	5.718%		213,775	5,462	0.1%
3	Goldman Sachs Group, Inc.	6.116%		582,000	15,278	0.3%
†	Other–Preferred Stocks				17,695	0.3%
Total Preferred Stocks (Cost $37,696)					38,435	0.7%
Temporary Cash Investment
6	Vanguard Market Liquidity Fund, 5.272%
(Cost $117,354)				117,353,749	117,354	2.2%
Total Investments (Cost $5,248,867)					5,205,775	99.9%
Other Assets and Liabilities
Other Assets—Note B					92,857	1.8%
Liabilities					(86,498)	(1.7%)
					6,359	0.1%
Net Assets					5,212,134	100.0%

39

Intermediate-Term Investment-Grade Fund

At January 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	5,296,699
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(33,690)
Unrealized Depreciation
Investment Securities	(43,092)
Futures Contracts	(5,662)
Swap Contracts	(2,121)
Net Assets	5,212,134

Investor Shares—Net Assets
Applicable to 250,234,911 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,418,328
Net Asset Value Per Share–Investor Shares	$9.66

Admiral Shares—Net Assets
Applicable to 289,086,404 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,793,806
Net Asset Value Per Share—Admiral Shares	$9.66

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate value of these securities was $642,604,000, representing 12.3% of net assets.

5 Securities with a value of $4,935,000 have been segregated as initial margin for open futures contracts.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

40

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends	1,092
Interest[1]	265,130
Security Lending	7
Total Income	266,229
Expenses
The Vanguard Group—Note B
Investment Advisory Services	402
Management and Administrative
Investor Shares	4,092
Admiral Shares	1,818
Marketing and Distribution
Investor Shares	562
Admiral Shares	462
Custodian Fees	70
Auditing Fees	29
Shareholders’ Reports
Investor Shares	80
Admiral Shares	22
Trustees’ Fees and Expenses	6
Total Expenses	7,543
Expenses Paid Indirectly—Note C	(54)
Net Expenses	7,489
Net Investment Income	258,740
Realized Net Gain (Loss)
Investment Securities Sold	(24,166)
Futures Contracts	4,100
Swap Contracts	(1,088)
Realized Net Gain (Loss)	(21,154)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(10,164)
Futures Contracts	(5,283)
Swap Contracts	783
Change in Unrealized Appreciation (Depreciation)	(14,664)
Net Increase (Decrease) in Net Assets Resulting from Operations	222,922

1 Interest income from an affiliated company of the fund was $3,227,000.

41

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	258,740	233,183
Realized Net Gain (Loss)	(21,154)	(538)
Change in Unrealized Appreciation (Depreciation)	(14,664)	(166,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	222,922	65,715
Distributions
Net Investment Income
Investor Shares	(121,871)	(133,104)
Admiral Shares	(136,375)	(100,051)
Realized Capital Gain[1]
Investor Shares	—	(5,850)
Admiral Shares	—	(2,781)
Total Distributions	(258,246)	(241,786)
Capital Share Transactions—Note F
Investor Shares	(11,423)	(672,031)
Admiral Shares	261,837	1,097,532
Net Increase (Decrease) from Capital Share Transactions	250,414	425,501
Total Increase (Decrease)	215,090	249,430
Net Assets
Beginning of Period	4,997,044	4,747,614
End of Period	5,212,134	4,997,044

1 Includes fiscal 2006 short-term gain distributions totaling $3,357,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

42

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.73	$10.08	$10.19	$10.06	$9.76
Investment Operations
Net Investment Income	.490	.466	.474	.503	.579
Net Realized and Unrealized Gain (Loss)
on Investments	(.071)	(.332)	(.055)	.224	.300
Total from Investment Operations	.419	.134	.419	.727	.879
Distributions
Dividends from Net Investment Income	(.489)	(.466)	(.474)	(.518)	(.579)
Distributions from Realized Capital Gains	—	(.018)	(.055)	(.079)	—
Total Distributions	(.489)	(.484)	(.529)	(.597)	(.579)
Net Asset Value, End of Period	$9.66	$9.73	$10.08	$10.19	$10.06

Total Return	4.45%	1.36%	4.24%	7.38%	9.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,447	$3,219	$2,813	$2,500
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.10%	4.71%	4.70%	4.90%	5.87%
Portfolio Turnover Rate	43%	51%	40%	55%	84%

43

Intermediate-Term Investment-Grade Fund

Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.73	$10.08	$10.19	$10.06	$9.76
Investment Operations
Net Investment Income	.501	.477	.484	.512	.585
Net Realized and Unrealized Gain (Loss)
on Investments	(.071)	(.332)	(.055)	.224	.300
Total from Investment Operations	.430	.145	.429	.736	.885
Distributions
Dividends from Net Investment Income	(.500)	(.477)	(.484)	(.527)	(.585)
Distributions from Realized Capital Gains	—	(.018)	(.055)	(.079)	—
Total Distributions	(.500)	(.495)	(.539)	(.606)	(.585)
Net Asset Value, End of Period	$9.66	$9.73	$10.08	$10.19	$10.06

Total Return	4.57%	1.47%	4.34%	7.48%	9.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,794	$2,550	$1,528	$1,318	$1,044
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.14%
Ratio of Net Investment Income to
Average Net Assets	5.21%	4.82%	4.80%	4.99%	5.91%
Portfolio Turnover Rate	43%	51%	40%	55%	84%

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Treasury Bond and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

45

Intermediate-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

46

Intermediate-Term Investment-Grade Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $504,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $6,000 and custodian fees by $48,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $494,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2007, the fund had available realized losses of $37,728,000 to offset future net capital gains of $10,880,000 through January 31, 2014, and $26,848,000 through January 31, 2015.

At January 31, 2007, the cost of investment securities for tax purposes was $5,250,517,000. Net unrealized depreciation of investment securities for tax purposes was $44,742,000, consisting of unrealized gains of $51,320,000 on securities that had risen in value since their purchase and $96,062,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year Treasury Note	2,452	261,751	(4,899)
5-Year Treasury Note	720	75,263	(763)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

47

Intermediate-Term Investment-Grade Fund

At January 31, 2007, the fund had the following open swap contracts:

Credit Default Swaps					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Fifth Third Bancorp	4/2/07	DBS	9,468	0.450%	4

Interest Rate Swaps			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
4/2/07	DBS	9,468	3.085%	(5.360%)	(35)
5/25/09	LEH	10,000	3.175%	(5.370%)	(453)
5/8/10	LEH	9,000	3.758%	(5.375%)	(420)
					(908)

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Commercial Mortgage-Backed
Securities Index
2/28/07	LEH	50,000	5.230%	(78)
Lehman AAA Commercial Mortgage-Backed
Securities Index
2/28/07	BA	54,000	5.320%	417
4/30/07	LEH	55,000	5.245%	(648)
6/30/07	WACH	50,000	5.300%	(598)
Mortgage-Backed Securities Index
6/30/07	UBS	43,190	5.260%	(155)
7/31/07	UBS	43,190	5.260%	(155)
				(1,217)

1 BA—Bank of America.
DBS—Deutsche Bank Securities.
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS Securities LLC.
WACH—Wachovia Securities LLC.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

48

Intermediate-Term Investment-Grade Fund

E. During the year ended January 31, 2007, the fund purchased $1,354,693,000 of investment securities and sold $1,403,185,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $832,980,000 and $654,059,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	570,652	59,302	795,194	80,285
Issued in Lieu of Cash Distributions	97,205	10,111	110,043	11,127
Redeemed	(679,280)	(70,689)	(1,577,268)	(159,112)
Net Increase (Decrease)—Investor Shares	(11,423)	(1,276)	(672,031)	(67,700)
Admiral Shares
Issued	800,037	83,187	1,445,117	145,765
Issued in Lieu of Cash Distributions	101,884	10,596	75,782	7,683
Redeemed	(640,084)	(66,780)	(423,367)	(42,926)
Net Increase (Decrease)—Admiral Shares	261,837	27,003	1,097,532	110,522

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

49

Long-Term Investment-Grade Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	251	505	7,158
Yield		—	—
Investor Shares	5.8%
Admiral Shares	5.9%
Yield to Maturity	5.9%[3]	6.0%	5.5%
Average Coupon	6.7%	6.4%	5.4%
Average Effective Maturity	21.9 years	23.9 years	7.0 years
Average Quality[4]	A1	Aa3	Aa1
Average Duration	11.4 years	11.4 years	4.6 years
Expense Ratio		—-	—
Investor Shares	0.25%
Admiral Shares	0.12%
Short-Term Reserves	0%	—	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0%
Finance	30
Foreign	5
Government Mortgage-Backed	0
Industrial	44
Treasury/Agency	6
Utilities	9
Other	6

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.92
Beta	0.99	2.23

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1–5 Years	0
5–10 Years	3
10–20 Years	28
20–30 Years	66
Over 30 Years	3

Distribution by Credit Quality[4] (% of portfolio)

Aaa	13%
Aa	27
A	46
Baa	12
Not Rated	2

Investment Focus

1 Lehman Long Credit A or Better Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
5 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

50

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Investment-Grade
Fund Investor Shares	3.39%	6.78%	7.27%	$20,165
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman Long Credit A or Better Index	3.63	6.99	7.53	20,665
Average Corporate A-Rated Debt Fund[1]	3.83	4.51	5.37	16,873

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Long-Term Investment-Grade Fund Admiral Shares	3.53%	6.90%	7.20%	$151,442
Lehman Aggregate Bond Index	4.28	4.88	5.36	136,518
Lehman Long Credit A or Better Index	3.63	6.99	7.56	154,455

1 Derived from data provided by Lipper Inc.

2 Return since the Admiral Shares’ inception on February 12, 2001.

51

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	7.9%	7.6%	15.5%	15.3%
1999	2.9	6.6	9.5	10.3
2000	–13.3	5.9	–7.4	–8.3
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007	–2.3	5.7	3.4	3.6

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/9/1973	2.86%	7.22%	0.88%	6.42%	7.30%
Admiral Shares	2/12/2001	2.99	7.34	1.25[2]	6.17[2]	7.42[2]

1 Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.

2 Return since inception.

Note: See Financial Highlights tables on pages 60–61 for dividend and capital gains information.

52

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2007

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
Agency Bonds and Notes
1	Federal Home Loan Bank	5.500%	7/15/36	60,000	61,289	1.0%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	95,400	107,634	1.9%
1	Federal National Mortgage Assn.	6.625%	11/15/30	83,925	98,170	1.7%
†	Other–Agency Bonds and Notes				62,205	1.1%
					329,298	5.7%
†Conventional Mortgage-Backed Securities					1	0.0%
Total U.S. Government and Agency Obligations (Cost $340,155)					329,299	5.7%
Corporate Bonds
Finance
	Banking
	Associates Corp. of
	North America	6.950%	11/1/18	5,000	5,576	0.1%
	BB&T Corp.	5.250%	11/1/19	33,100	31,714	0.6%
	Banc One Corp.	7.625%–8.000%	7/15/25–4/29/27	50,000	59,838	1.0%
	Bank of America Corp.	6.000%	10/15/36	55,000	55,731	1.0%
	Citigroup, Inc.	6.625%	6/15/32	38,000	41,523	0.7%
	Citigroup, Inc.	5.850%–6.625%	1/15/28–12/11/34	59,400	61,835	1.1%
	Credit Suisse First Boston
	USA, Inc.	7.125%	7/15/32	28,000	32,927	0.6%
2	HBOS Treasury Services PLC	6.000%	11/1/33	46,500	46,532	0.8%
	HSBC Bank USA	5.875%	11/1/34	45,700	44,903	0.8%
	HSBC Bank USA	5.625%	8/15/35	28,000	26,743	0.5%
	HSBC Holdings PLC	6.500%–7.625%	5/17/32–5/2/36	24,900	29,380	0.5%
	NationsBank Corp.	6.800%	3/15/28	35,000	38,663	0.7%
	NationsBank Corp.	7.250%	10/15/25	5,000	5,730	0.1%
	Wachovia Bank NA	5.850%	2/1/37	28,850	28,672	0.5%
	Wachovia Corp.	6.605%	10/1/25	30,000	32,250	0.5%
	Washington Mutual, Inc.	5.250%	9/15/17	43,000	41,154	0.7%
†	Other–Banking				206,258	3.6%

53

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Brokerage
	Goldman Sachs Group, Inc.	6.125%	2/15/33	45,725	46,147	0.8%
†	Other–Brokerage				70,518	1.2%

	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	95,975	108,721	1.9%
†	Other–Finance Companies				22,181	0.4%

	Insurance
	AXA Financial, Inc.	7.000%	4/1/28	34,910	38,550	0.7%
	American General Corp.	6.625%	2/15/29	33,000	35,067	0.6%
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	47,500	48,227	0.9%
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	22,610	22,626	0.4%
2	John Hancock Mutual Life
	Insurance Co.	7.375%	2/15/24	30,000	34,071	0.6%
2	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	33,446	0.6%
2	Metropolitan Life
	Insurance Co.	7.800%	11/1/25	35,000	41,876	0.7%
	MetLife, Inc.	5.700%–6.375%	6/15/34–6/15/35	25,000	25,513	0.4%
2	New York Life Insurance	5.875%	5/15/33	70,275	71,222	1.2%
†	Other–Insurance				311,801	5.5%

†Real Estate Investment Trusts					17,893	0.3%
					1,717,288	30.0%
Industrial
	Basic Industry
	Aluminum Co. of America	6.750%	1/15/28	45,000	48,464	0.8%
	Dow Chemical Co.	7.375%	11/1/29	40,000	45,238	0.8%
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	44,725	0.8%
†	Other–Basic Industry				84,425	1.5%

	Capital Goods
	Caterpillar, Inc.	6.625%	7/15/28	39,000	42,695	0.7%
2	Hutchison Whampoa
	International Ltd.	7.450%	11/24/33	40,000	45,660	0.8%
	Minnesota Mining &
	Manufacturing Corp.	6.375%	2/15/28	35,000	37,855	0.7%
†	Other–Capital Goods				128,842	2.2%

	Communication
	AT&T Corp.	6.800%	5/15/36	10,000	10,616	0.2%
	Bell Telephone Co.
	of Pennsylvania	8.350%	12/15/30	6,260	7,418	0.1%
	BellSouth Corp.	6.875%	10/15/31	40,000	42,060	0.7%
	BellSouth Corp.	6.000%	11/15/34	49,000	46,440	0.8%
	CBS Corp.	7.875%	7/30/30	40,000	42,221	0.7%
	Deutsche Telekom
	International Finance	8.250%	6/15/30	59,000	72,182	1.3%
	France Telecom	8.500%	3/1/31	48,175	63,078	1.1%
	GTE Corp.	6.940%	4/15/28	20,000	20,993	0.4%
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	35,000	36,588	0.6%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	27,872	0.5%
	New Cingular Wireless Services	8.750%	3/1/31	52,725	68,349	1.2%
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	27,512	0.5%

54

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Pacific Bell	7.125%	3/15/26	15,000	15,723	0.3%
	Verizon Global Funding Corp.	5.850%–7.750%	12/1/30-9/15/35	40,500	40,540	0.7%
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,707	0.2%
†	Other–Communication				115,939	2.0%

	Consumer Cyclical
	Wal-Mart Stores, Inc.	7.550%	2/15/30	45,000	54,130	0.9%
†	Other–Consumer Cyclical				148,187	2.6%

	Consumer Noncyclical
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	34,667	0.6%
	Anheuser-Busch Cos., Inc.	5.750%–6.750%	12/15/27–11/1/41	32,460	32,309	0.6%
	Bestfoods	6.625%	4/15/28	30,000	32,516	0.6%
	CPC International, Inc.	7.250%	12/15/26	30,000	34,644	0.6%
	Procter & Gamble Co.	5.500%–8.000%	1/15/26–2/1/34	57,000	60,195	1.0%
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	33,897	42,166	0.7%
†	Other–Consumer Noncyclical				432,312	7.5%

	Energy
	Conoco, Inc.	6.950%	4/15/29	5,000	5,622	0.1%
	ConocoPhillips	5.900%	10/15/32	20,300	20,368	0.4%
	Phillips Petroleum Co.	7.000%	3/30/29	10,000	11,171	0.2%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	43,507	0.7%
†	Other–Energy				215,538	3.8%

	Technology
	International Business
	Machines Corp.	7.000%	10/30/25	50,000	56,523	1.0%
	International Business
	Machines Corp.	6.500%	1/15/28	20,000	21,623	0.4%
†	Other–Technology				10,096	0.1%

†	Transportation				62,749	1.1%

†	Industrial–Other				32,031	0.6%
					2,475,496	43.1%
Utilities
	Electric
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	50,000	63,309	1.1%
	Northern States Power Co.	7.125%	7/1/25	30,000	33,642	0.6%
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	38,227	0.7%
†	Other–Electric				291,893	5.1%

†	Natural Gas				75,261	1.3%
					502,332	8.8%
Total Corporate Bonds (Cost $4,509,292)					4,695,116	81.9%

55

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
International Bank for
Reconstruction & Development	7.625%	1/19/23	43,320	53,678	0.9%
International Bank for
Reconstruction & Development	4.750%	2/15/35	30,300	27,823	0.5%
Province of Nova Scotia	5.125%	1/26/17	40,000	39,592	0.7%
Quebec Hydro Electric	9.400%	2/1/21	40,000	55,307	1.0%
† Other–Sovereign Bonds				102,553	1.8%
Total Sovereign Bonds (Cost $267,424)				278,953	4.9%
Taxable Municipal Bonds
Illinois (Taxable Pension) GO	5.100%	6/1/33	129,625	122,366	2.1%
Illinois (Taxable Pension) GO	4.950%	6/1/23	7,125	6,726	0.1%
New York City NY Transitional
Finance Auth. Rev.	5.210%	8/1/17	51,980	51,074	0.9%
President and Fellows
of Harvard College	6.300%	10/1/37	55,000	57,618	1.0%
Southern California Public
Power Auth.	6.930%	5/15/17	37,000	41,482	0.7%
† Other–Municipal Bonds				36,266	0.7%
Total Taxable Municipal Bonds (Cost $319,705)				315,532	5.5%
Temporary Cash Investment
Repurchase Agreement
Credit Suisse Securities (USA) LLC
(Dated 1/31/07, Repurchase Value
$58,008,000, collateralized by
Federal National Mortgage Assn.
5.000%–6.500%, 8/1/13–2/1/37)
(Cost $58,000)	5.272%	2/1/07	58,000	58,000	1.0%
Total Investments (Cost $5,494,576)				5,676,900	99.0%
Other Assets and Liabilities
Other Assets—Note C				94,319	1.7%
Liabilities				(39,749)	(0.7%)
				54,570	1.0%
Net Assets				5,731,470	100.0%

56

Long-Term Investment-Grade Fund

At January 31, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	5,570,895
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(21,749)
Unrealized Appreciation	182,324
Net Assets	5,731,470

Investor Shares—Net Assets
Applicable to 458,858,503 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	4,196,297
Net Asset Value Per Share—Investor Shares	$9.15

Admiral Shares—Net Assets
Applicable to 167,868,592 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	1,535,173
Net Asset Value Per Share—Admiral Shares	$9.15

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate value of these securities was $403,097,000, representing 7.0% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payment and prepayments or the possibility of the issue being called.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

57

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest	333,745
Security Lending	11
Total Income	333,756
Expenses
Investment Advisory Fees—Note B	1,287
The Vanguard Group—Note C
Management and Administrative
Investor Shares	8,286
Admiral Shares	1,090
Marketing and Distribution
Investor Shares	938
Admiral Shares	243
Custodian Fees	56
Auditing Fees	25
Shareholders’ Reports
Investor Shares	120
Admiral Shares	8
Trustees’ Fees and Expenses	7
Total Expenses	12,060
Expenses Paid Indirectly—Note D	(11)
Net Expenses	12,049
Net Investment Income	321,707
Realized Net Gain (Loss) on Investment Securities Sold	(16,118)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(124,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,618

58

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	321,707	289,907
Realized Net Gain (Loss)	(16,118)	29,751
Change in Unrealized Appreciation (Depreciation)	(124,971)	(254,299)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,618	65,359
Distributions
Net Investment Income
Investor Shares	(238,073)	(231,097)
Admiral Shares	(83,634)	(58,810)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(321,707)	(289,907)
Capital Share Transactions—Note G
Investor Shares	80,999	59,616
Admiral Shares	142,637	781,048
Net Increase (Decrease) from Capital Share Transactions	223,636	840,664
Total Increase (Decrease)	82,547	616,116
Net Assets
Beginning of Period	5,648,923	5,032,807
End of Period	5,731,470	5,648,923

59

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.37	$9.76	$9.40	$9.20	$8.76
Investment Operations
Net Investment Income	.521	.515	.521	.526	.553
Net Realized and Unrealized Gain (Loss)
on Investments	(.220)	(.390)	.360	.200	.440
Total from Investment Operations	.301	.125	.881	.726	.993
Distributions
Dividends from Net Investment Income	(.521)	(.515)	(.521)	(.526)	(.553)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.521)	(.515)	(.521)	(.526)	(.553)
Net Asset Value, End of Period	$9.15	$9.37	$9.76	$9.40	$9.20

Total Return	3.39%	1.27%	9.77%	8.09%	11.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,196	$4,219	$4,328	$3,944	$3,733
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.25%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	5.73%	5.35%	5.58%	5.64%	6.24%
Portfolio Turnover Rate	15%	9%	16%	11%	33%

60

Long-Term Investment-Grade Fund

Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.37	$9.76	$9.40	$9.20	$8.76
Investment Operations
Net Investment Income	.533	.527	.531	.535	.561
Net Realized and Unrealized Gain (Loss)
on Investments	(.220)	(.390)	.360	.200	.440
Total from Investment Operations	.313	.137	.891	.735	1.001
Distributions
Dividends from Net Investment Income	(.533)	(.527)	(.531)	(.535)	(.561)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.533)	(.527)	(.531)	(.535)	(.561)
Net Asset Value, End of Period	$9.15	$9.37	$9.76	$9.40	$9.20

Total Return	3.53%	1.40%	9.89%	8.19%	11.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,535	$1,430	$704	$618	$571
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.19%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.86%	5.48%	5.69%	5.73%	6.30%
Portfolio Turnover Rate	15%	9%	16%	11%	33%

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

61

Long-Term Investment-Grade Fund

Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2007, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $554,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $11,000.

62

Long-Term Investment-Grade Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $21,718,000 to offset future net capital gains of $5,600,000 through January 31, 2011, $15,169,000 through January 31, 2015, and $949,000 through January 31, 2016.

At January 31, 2007, the cost of investment securities for tax purposes was $5,494,576,000. Net unrealized appreciation of investment securities for tax purposes was $182,324,000, consisting of unrealized gains of $266,133,000 on securities that had risen in value since their purchase and $83,809,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2007, the fund purchased $965,523,000 of investment securities and sold $791,684,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $85,715,000 and $22,956,000, respectively.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	781,323	85,981	1,096,922	113,912
Issued in Lieu of Cash Distributions	215,980	23,732	203,620	21,155
Redeemed	(916,304)	(101,060)	(1,240,926)	(128,371)
Net Increase (Decrease)—Investor Shares	80,999	8,653	59,616	6,696
Admiral Shares
Issued	428,567	46,824	969,935	100,099
Issued in Lieu of Cash Distributions	57,766	6,346	39,733	4,146
Redeemed	(343,696)	(37,836)	(228,620)	(23,883)
Net Increase (Decrease)—Admiral Shares	142,637	15,334	781,048	80,362

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

63

High-Yield Corporate Fund

Fund Profile

As of January 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	285	1,616	7,158
Yield		—	—
Investor Shares	7.1%
Admiral Shares	7.2%
Yield to Maturity	7.3%[3]	7.8%	5.5%
Average Coupon	7.7%	7.9%	5.4%
Average Effective Maturity	7.4 years	7.9 years	7.0 years
Average Quality[4]	Ba3	B1	Aa1
Average Duration	4.8 years	4.4 years	4.6 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.13%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)

Basic Industry	7%
Capital Goods	6
Communication	19
Consumer Cyclical	17
Consumer NonCyclical	10
Energy	8
Finance	4
Foreign	1
Other Industrial	1
Technology	4
Transportation	3
Treasury/Agency	5
Utilities	15

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.27
Beta	0.82	0.54

Distribution by Maturity (% of portfolio)

Under 1 Year	3%
1–5 Years	32
5–10 Years	52
10–20 Years	6
20–30 Years	7

Distribution by Credit Quality[4] (% of portfolio)

Aaa	5%
Aa	0
A	0
Baa	2
Ba	41
B	42
Not Rated	10

Investment Focus

1 Lehman High Yield Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

64

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
High-Yield Corporate Fund Investor Shares[1]	7.89%	7.52%	5.92%	$17,768
Lehman Aggregate Bond Index	4.28	4.88	6.20	18,249
Lehman High-Yield Index	11.32	10.27	6.60	18,954
Average High-Current-Yield Fund[2]	9.77	8.74	5.16	16,536

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
High-Yield Corporate Fund Admiral Shares[1]	8.03%	7.62%	7.56%	$146,292
Lehman Aggregate Bond Index	4.28	4.88	4.95	128,682
Lehman High-Yield Index	11.32	10.27	10.47	168,135

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

2 Derived from data provided by Lipper Inc.

3 Return since the Admiral Shares’ inception on November 12, 2001.

65

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007
			Investor Shares
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	3.8%	9.3%	13.1%	13.7%
1999	–3.0	8.3	5.3	1.5
2000	–7.8	8.0	0.2	0.5
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007	0.5	7.4	7.9	11.3

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	12/27/1978	8.24%	7.55%	–2.29%	8.22%	5.93%
Admiral Shares	11/12/2001	8.38	7.65	–0.34[2]	7.90[2]	7.56[2]

1 Lehman High Yield Index.

2 Return since inception.

Note: See Financial Highlights tables on pages 74–75 for dividend and capital gains information.

66

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2007

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government Securities
	U.S. Treasury Note	5.500%	5/15/09	109,750	111,191	1.2%
	U.S. Treasury Note	4.875%	7/31/11	90,000	90,197	0.9%
	U.S. Treasury Note	5.625%	5/15/08	83,420	84,032	0.9%
	U.S. Treasury Note	4.000%	11/15/12	85,225	81,763	0.9%
	U.S. Treasury Note	5.750%	8/15/10	65,840	67,795	0.7%
	U.S. Treasury Note	5.125%	5/15/16	26,015	26,568	0.3%
Total U.S. Government Securities (Cost $471,780)					461,546	4.9%
Corporate Bonds
Finance
†	Banking				23,595	0.2%

†	Brokerage				35,083	0.4%

	Finance Companies
	General Motors Acceptance
	Corp. LLC	8.000%	11/1/31	106,730	119,938	1.3%
	General Motors Acceptance
	Corp. LLC	6.875%	8/28/12	27,825	28,380	0.3%

†	Insurance				85,797	0.9%

	Real Estate Investment Trust
1	Rouse Co.	6.750%	5/1/13	55,355	55,316	0.6%
					348,109	3.7%
Industrial
	Basic Industry
	Arch Western Finance	6.750%	7/1/13	67,495	66,820	0.7%
1	Georgia-Pacific Corp.	7.125%	1/15/17	68,040	67,700	0.7%
	Georgia-Pacific Corp.	8.000%–8.125%	5/15/11–1/15/24	54,135	56,018	0.6%
†	Other–Basic Industry				434,276	4.7%

67

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Capital Goods
	Case New Holland Inc.	7.125%–9.250%	8/1/11–3/1/14	95,055	98,919	1.0%
	United Rentals NA Inc.	6.500%	2/15/12	66,080	65,089	0.7%
†	Other–Capital Goods				448,781	4.8%

	Communication
	CSC Holdings, Inc.	7.625%	7/15/18	69,045	69,736	0.7%
1	CSC Holdings, Inc.	6.750%–8.125%	7/15/09–2/15/18	111,995	114,240	1.2%
	Canwest Media Inc.	8.000%	9/15/12	59,309	61,533	0.6%
1	Charter Communications
	OPT LLC	8.000%	4/30/12	97,100	100,741	1.1%
1	Charter Communications
	OPT LLC	8.375%	4/30/14	78,890	81,848	0.9%
	Citizens Communications	9.250%	5/15/11	62,665	69,558	0.7%
	Dex Media West LLC	8.500%	8/15/10	8,735	9,106	0.1%
	Dex Media, Inc.	8.000%	11/15/13	16,290	16,982	0.2%
	GCI Inc.	7.250%	2/15/14	53,475	53,341	0.6%
1	Idearc Inc.	8.000%	11/15/16	134,915	137,276	1.5%
1	Intelsat Bermuda Ltd.	5.250%–9.250%	11/1/08–6/15/16	54,675	57,791	0.6%
	Intelsat Holding Ltd.	8.625%	1/15/15	62,875	66,726	0.7%
	Intelsat Holding Ltd.	8.250%	1/15/13	6,980	7,224	0.1%
	Liberty Media Corp.	5.700%–8.500%	7/15/09–2/1/30	126,060	125,035	1.3%
	Qwest Communications
	International Inc.	8.875%	3/15/12	93,455	103,618	1.1%
	Qwest Communications
	International Inc.	7.500%	10/1/14	10,505	11,109	0.1%
	R.H. Donnelley Corp.	8.875%	1/15/16	107,840	112,962	1.2%
	R.H. Donnelley Corp.	6.875%	1/15/13	41,950	40,083	0.4%
	US West Communications
	Group	6.875%	9/15/33	82,705	78,363	0.8%
	Windstream Corp.	8.625%	8/1/16	57,015	62,289	0.7%
†	Other–Communication				427,176	4.5%

	Consumer Cyclical
	Ford Motor Credit Co.	7.000%	10/1/13	144,115	137,686	1.4%
2	Ford Motor Credit Co.	8.360%	12/15/13	134,470	136,319	1.4%
	Ford Motor Credit Co.	8.000%	12/15/16	63,400	62,476	0.7%
	Ford Motor Credit Co.	7.875%–9.810%	6/15/10–4/15/12	54,450	57,996	0.6%
^	General Motors Corp.	8.375%	7/15/33	150,000	141,000	1.5%
	General Motors Corp.	8.250%	7/15/23	49,835	47,156	0.5%
	Harrah’s Operating Co., Inc.	5.750%–6.500%	6/16/16–10/1/17	69,945	61,352	0.6%
1	Host Hotels & Resorts	6.875%	11/1/14	26,205	26,303	0.3%
	Host Marriott LP	7.125%	11/1/13	68,215	69,068	0.7%
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	83,968	0.9%
	Mandalay Resort Group	9.375%	2/15/10	37,730	40,607	0.4%
	Park Place Entertainment
	Corp.	7.000%–8.875%	9/15/08–4/15/13	41,775	43,762	0.5%
^	Visteon Corp.	7.000%	3/10/14	81,090	71,562	0.8%
†	Other–Consumer Cyclical				631,591	6.7%

	Consumer Noncyclical
	Elan Financial PLC	7.750%	11/15/11	67,950	65,317	0.7%
1	Elan Financial PLC	8.875%–9.374%	11/15/11–12/1/13	67,775	67,713	0.7%
	HCA Inc.	6.375%	1/15/15	96,955	82,169	0.9%
	HCA Inc.	6.500%	2/15/16	71,525	60,349	0.6%

68

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	HCA Inc.	5.750%–9.250%	9/1/10–11/6/33	87,360	87,179	0.9%
	Tenet Healthcare Corp.	9.875%	7/1/14	83,300	84,341	0.9%
	Tenet Healthcare Corp.	6.500%–9.250%	6/1/12–2/1/15	38,890	36,523	0.4%
†	Other–Consumer Noncyclical				438,346	4.6%

	Energy
	Chesapeake Energy Corp.	6.500%	8/15/17	67,780	64,730	0.7%
	Chesapeake Energy Corp.	6.250%–7.750%	1-15/15–1/15/18	127,485	123,425	1.3%
	Peabody Energy Corp.	7.375%	11/1/16	59,950	62,648	0.7%
	Peabody Energy Corp.	6.875%–7.875%	3/15/13–11/1/26	83,235	86,571	0.9%
†	Other–Energy				392,546	4.1%

	Technology
1	Freescale Semiconductor	8.875%	12/15/14	134,355	133,683	1.4%
1	NXP BV	7.875%	10/15/14	101,035	104,824	1.1%
	SunGard Data Systems, Inc.	9.125%	8/15/13	64,925	68,496	0.7%
†	Other–Technology				95,069	1.0%

	Transportation
	Hertz Corp.	8.875%	1/1/14	68,500	72,781	0.7%
	Hertz Corp.	10.500%	1/1/16	32,355	36,399	0.4%
†	Other–Transportation				151,049	1.6%

†	Industrial–Other				57,792	0.6%
					7,027,136	74.2%
Utilities
	Electric
1	AES Corp.	9.000%	5/15/15	70,215	75,130	0.8%
1	AES Corp.	8.750%	5/15/13	53,620	57,239	0.6%
	Dynegy Inc.	8.375%	5/1/16	63,565	67,379	0.7%
	Edison Mission Energy	7.500%–7.750%	6/15/13–6/15/16	33,540	35,107	0.4%
	Midwest Generation LLC	8.750%	5/1/34	71,220	77,007	0.8%
	Mirant North America LLC	7.375%	12/31/13	59,415	60,678	0.6%
	NRG Energy Inc.	7.375%	2/1/16	96,890	97,132	1.0%
	NRG Energy Inc.	7.375%	1/15/17	60,000	59,925	0.6%
	NRG Energy Inc.	7.250%	2/1/14	30,145	30,220	0.3%
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	85,626	0.9%
	Reliant Energy, Inc.	9.500%	7/15/13	13,805	14,771	0.2%
	TXU Corp.	5.550%–6.550%	11/15/14–11/15/34	138,740	129,350	1.4%
†	Other–Electric				151,915	1.6%

	Natural Gas
	Colorado Interstate Gas	5.950%	3/15/15	3,115	3,041	0.0%
	El Paso Natural Gas Co.	7.500%–7.625%	8/1/10–11/15/26	19,945	20,993	0.2%
	El Paso Production Holdings	7.750%	6/1/13	86,495	89,090	1.0%
	Southern Natural Gas	8.875%	3/15/10	29,425	30,823	0.3%
	Williams Cos., Inc.	7.500%	1/15/31	54,235	56,404	0.6%
1	Williams Cos., Inc.	6.375%–8.750%	10/1/10–3/15/32	104,310	110,180	1.2%
†	Other–Natural Gas				129,195	1.4%
					1,381,205	14.6%
Total Corporate Bonds (Cost $8,652,449)					8,756,450	92.5%
Sovereign Bond (U.S. Dollar-Denominated)
	Republic of Argentina (Cost $68,673)	7.000%	9/12/13	71,365	70,152	0.7%

69

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreement
Deutsche Bank Securities, Inc. (Dated 1/31/07, Repurchase Value
$32,305,000, collateralized by Federal Home Loan Mortgage Corp.
4.500%–7.000%, 1/1/19–12/1/36, Government National
Mortgage Assn., 5.000%–6.000%,
6/15/35–10/15/35)	5.270%	2/1/07	32,300	32,300	0.3%
			Shares
Money Market Fund
3 Vanguard Market Liquidity Fund,
5.272%—Note G			194,797,130	194,797	2.1%
Total Temporary Cash Investments (Cost $227,097)				227,097	2.4%
Total Investments (Cost $9,419,999)				9,515,245	100.5%
Other Assets and Liabilities
Other Assets—Note C				262,514	2.8%
Security Lending Collateral Payable to Brokers—Note G				(194,797)	(2.1%)
Other Liabilities				(117,453)	(1.2%)
				(49,736)	(0.5%)
Net Assets				9,465,509	100.0%

70

High-Yield Corporate Fund

At January 31, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	10,818,806
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,448,543)
Unrealized Appreciation	95,246
Net Assets	9,465,509

Investor Shares—Net Assets
Applicable to 827,235,537 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	5,145,835
Net Asset Value Per Share—Investor Shares	$6.22

Admiral Shares—Net Assets
Applicable to 694,423,156 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	4,319,674
Net Asset Value Per Share—Admiral Shares	$6.22

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate value of these securities was $1,331,450,000, representing 14.1% of net assets.

2 Adjustable-rate note.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

71

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Interest	669,750
Security Lending	1,739
Total Income	671,489
Expenses
Investment Advisory Fees—Note B	3,328
The Vanguard Group—Note C
Management and Administrative
Investor Shares	9,898
Admiral Shares	2,902
Marketing and Distribution
Investor Shares	990
Admiral Shares	617
Custodian Fees	34
Auditing Fees	23
Shareholders’ Reports
Investor Shares	233
Admiral Shares	24
Trustees’ Fees and Expenses	11
Total Expenses	18,060
Expenses Paid Indirectly—Note D	(34)
Net Expenses	18,026
Net Investment Income	653,463
Realized Net Gain (Loss) on Investment Securities Sold	35,036
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,449
Net Increase (Decrease) in Net Assets Resulting from Operations	696,948

72

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	653,463	642,661
Realized Net Gain (Loss)	35,036	57,971
Change in Unrealized Appreciation (Depreciation)	8,449	(357,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	696,948	343,239
Distributions
Net Investment Income
Investor Shares	(362,070)	(429,416)
Admiral Shares	(291,393)	(213,245)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(653,463)	(642,661)
Capital Share Transactions—Note H
Investor Shares	(89,530)	(1,817,326)
Admiral Shares	441,564	1,716,189
Net Increase (Decrease) from Capital Share Transactions	352,034	(101,137)
Total Increase (Decrease)	395,519	(400,559)
Net Assets
Beginning of Period	9,069,990	9,470,549
End of Period	9,465,509	9,069,990

73

High-Yield Corporate Fund

Financial Highlights

Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$6.19	$6.39	$6.40	$5.93	$6.29
Investment Operations
Net Investment Income	.438	.437	.460	.474	.502
Net Realized and Unrealized Gain (Loss)
on Investments	.030	(.200)	(.010)	.470	(.360)
Total from Investment Operations	.468	.237	.450	.944	.142
Distributions
Dividends from Net Investment Income	(.438)	(.437)	(.460)	(.474)	(.502)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.438)	(.437)	(.460)	(.474)	(.502)
Net Asset Value, End of Period	$6.22	$6.19	$6.39	$6.40	$5.93

Total Return[1]	7.89%	3.89%	7.34%	16.47%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,146	$5,214	$7,246	$7,271	$5,690
Ratio of Total Expenses to
Average Net Assets	0.26%	0.25%	0.22%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	7.13%	7.01%	7.26%	7.65%	8.42%
Portfolio Turnover Rate	47%	44%	51%	52%	29%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

74

High-Yield Corporate Fund

Admiral Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$6.19	$6.39	$6.40	$5.93	$6.29
Investment Operations
Net Investment Income	.446	.445	.466	.477	.505
Net Realized and Unrealized Gain (Loss)
on Investments	.030	(.200)	(.010)	.470	(.360)
Total from Investment Operations	.476	.245	.456	.947	.145
Distributions
Dividends from Net Investment Income	(.446)	(.445)	(.466)	(.477)	(.505)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.446)	(.445)	(.466)	(.477)	(.505)
Net Asset Value, End of Period	$6.22	$6.19	$6.39	$6.40	$5.93

Total Return[1]	8.03%	4.04%	7.44%	16.54%	2.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,320	$3,856	$2,225	$2,403	$1,970
Ratio of Total Expenses to
Average Net Assets	0.13%	0.12%	0.12%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	7.26%	7.14%	7.36%	7.71%	8.48%
Portfolio Turnover Rate	47%	44%	51%	52%	29%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

See accompanying Notes, which are an integral part of the Financial Statements.

75

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

76

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2007, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $908,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $34,000.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2007, the fund had available realized losses of $1,444,997,000 to offset future net capital gains of $669,184,000 through January 31, 2010, $721,932,000 through January 31, 2011, and $53,881,000 through January 31, 2012.

At January 31, 2007, the cost of investment securities for tax purposes was $9,419,999,000. Net unrealized appreciation of investment securities for tax purposes was $95,246,000, consisting of unrealized gains of $193,504,000 on securities that had risen in value since their purchase and $98,258,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2007, the fund purchased $3,957,313,000 of investment securities and sold $3,880,564,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $218,448,000 and $197,140,000, respectively.

G. The market value of securities on loan to broker-dealers at January 31, 2007, was $189,297,000, for which the fund received cash collateral of $194,797,000.

77

High-Yield Corporate Fund

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	973,154	158,314	1,190,045	190,526
Issued in Lieu of Cash Distributions	284,591	46,401	320,216	51,425
Redeemed[1]	(1,347,275)	(219,645)	(3,327,587)	(533,646)
Net Increase (Decrease)—Investor Shares	(89,530)	(14,930)	(1,817,326)	(291,695)
Admiral Shares
Issued	983,669	160,082	2,348,627	376,407
Issued in Lieu of Cash Distributions	188,948	30,801	137,411	22,116
Redeemed	(731,053)	(119,299)	(769,849)	(123,778)
Net Increase (Decrease)—Admiral Shares	441,564	71,584	1,716,189	274,745

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 Net of redemption fees of $1,197,000 and $2,394,000 (fund totals).

78

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

79

Special 2006 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January, 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 73.8% of income dividends qualifies as interest-related dividends.

Special 2006 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 71.7% of income dividends qualifies as interest-related dividends.

Special 2006 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 69.8% of income dividends qualifies as interest-related dividends.

Special 2006 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 73.8% of income dividends qualifies as interest-related dividends.

80

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 82 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 82 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

81

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Corporate Bond Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,030.50	$1.02
Admiral Shares	1,000.00	1,031.07	0.46
Institutional Shares	1,000.00	1,031.23	0.31
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,042.13	$1.03
Admiral Shares	1,000.00	1,042.71	0.46
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,060.04	$1.30
Admiral Shares	1,000.00	1,060.72	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,069.11	$1.30
Admiral Shares	1,000.00	1,069.81	0.63
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.75	0.46
Institutional Shares	1,000.00	1,024.90	0.31
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.75	0.46
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.60	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.09% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

82

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
146 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	The Vanguard Group, Inc.
All other marks are the exclusive property of their
Text Telephone for the	respective owners.
Hearing Impaired > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032007

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund, and Vanguard High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund, and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Fixed Income Securities Funds, the "Funds") as of January 31, 2007, and for the year then ended and have issued our unqualified report thereon dated March 13, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds' schedules of investments as of January 31, 2007 appearing in Item 6 of this Form N-CSR. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2007: $260,000
Fiscal Year Ended January 31, 2006: $216,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2007: $2,347,620
Fiscal Year Ended January 31, 2006: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2007: $530,000
Fiscal Year Ended January 31, 2006: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2007: $101,300
Fiscal Year Ended January 31, 2006: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2007: $0
Fiscal Year Ended January 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2007: $101,300
Fiscal Year Ended January 31, 2006: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2007

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	March 16, 2007

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.